                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the Co-Registrants /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:


    / / Preliminary Proxy Statement  / / Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))


    /X/Definitive Proxy Statement


    / /Definitive Additional Materials


    / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                AMERICAN CAPITAL COMSTOCK FUND, INC. (811-1570)


             AMERICAN CAPITAL CORPORATE BOND FUND, INC. (811-2423)


             AMERICAN CAPITAL EMERGING GROWTH FUND, INC. (811-2424)


                AMERICAN CAPITAL ENTERPRISE FUND, INC. (811-630)


              AMERICAN CAPITAL EQUITY INCOME FUND, INC. (811-919)


               AMERICAN CAPITAL FEDERAL MORTGAGE TRUST (811-4491)


          AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, INC. (811-8286)


            AMERICAN CAPITAL GOVERNMENT SECURITIES, INC. (811-4003)


              AMERICAN CAPITAL GOVERNMENT TARGET SERIES (811-6127)


            AMERICAN CAPITAL GROWTH AND INCOME FUND, INC. (811-1228)


                  AMERICAN CAPITAL HARBOR FUND, INC. (811-734)


            AMERICAN CAPITAL HIGH YIELD INVESTMENTS, INC. (811-2851)


               AMERICAN CAPITAL LIFE INVESTMENT TRUST (811-4424)


             AMERICAN CAPITAL MUNICIPAL BOND FUND, INC. (811-2683)


                  AMERICAN CAPITAL PACE FUND, INC. (811-1792)


         AMERICAN CAPITAL REAL ESTATE SECURITIES FUND, INC. (811-8480)


                 AMERICAN CAPITAL RESERVE FUND, INC. (811-2482)


          AMERICAN CAPITAL SMALL CAPITALIZATION FUND, INC. (811-6421)


                  AMERICAN CAPITAL TAX-EXEMPT TRUST (811-4746)


          AMERICAN CAPITAL TEXAS MUNICIPAL SECURITIES, INC. (811-6464)


          AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME (811-6724)


            AMERICAN CAPITAL UTILITIES INCOME FUND, INC. (811-7998)


            AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC. (811-6220)


            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):


/ / $125 per each Co-Registrant (an aggregate of $2,875 for the Co-Registrants listed above) per Item 22(a)(2) of Schedule 14A.



/X/ Fee paid previously with preliminary materials.

  Dear American Capital Fund Shareholder:



  Each proxy card enclosed in this envelope represents your voting privilege in a separate American Capital Fund. We have grouped your proxy cards together for your convenience and to reduce postage expenses.



  The meeting date for your Fund is July 21, 1995. Please sign all proxy cards and return them in the postage-paid envelope included with this material.



  We appreciate your prompt return of your proxy cards.

June 2, 1995

  Dear American Capital Fund Shareholder:


  As you may know, the merger of American Capital Management & Research, Inc., the parent of your Fund(s) investment adviser, into The Van Kampen Merritt Companies, Inc. was completed in late December 1994 and the combined entity was renamed Van Kampen American Capital, Inc. As part of our continuing effort to maximize the merger's benefit to Fund shareholders, we are proposing several items related to your Fund(s), including board consolidations and business reorganizations. The attached proxy statement seeks shareholder approval on these items.


  While we encourage you to carefully read the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 Your vote is important and your participation
             in the affairs of your Fund(s) does make a difference


  The proposals have been approved by the Directors/Trustees of the Fund(s), who recommend you vote "FOR APPROVAL" on these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.


  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Sincerely,


                                          Don G. Powell,

                                          Chief Executive Officer

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Federal securities laws require a vote by Fund shareholders whenever there are certain changes in a Fund's business or organizational documents. Among the proposed items your Fund is seeking shareholder approval on are:



      - consolidation of the Van Kampen Merritt and American Capital fund boards


      - reorganization and conversion of each of the American Capital funds organized as a Maryland corporation or Massachusetts business trust into a Delaware business trust.


      Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.    HOW WILL THIS AFFECT MY ACCOUNT?
A. Your Fund's investment objective(s) and shares will not change. You can expect the same management expertise and high quality shareholder service you've grown accustomed to.


      By consolidating the Van Kampen Merritt and American Capital fund boards, you will be able to take advantage of additional shareholder privileges such as exchangeability of shares between Van Kampen Merritt funds and American Capital funds. Additionally, by reorganizing the funds into Delaware business trusts, you will benefit from greater protection from certain liabilities related to the Fund. The reorganization of your Fund into a Delaware business trust will not affect the investment objective, investment policies or tax status of your Fund.


Q.    WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that a majority of shareholders is represented at the shareholder meeting, so that the proposals can be acted upon. Your immediate response to this proxy will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the affairs of their Fund(s).


Q.    HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the board members of your Fund unanimously recommend that you vote "FOR APPROVAL" on all the items proposed on the enclosed proxy card(s).

Q.    WHERE DO I MAIL MY PROXY CARD(S)?


A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:



      Proxy Tabulator


      P.O. Box 9111


      Hingham, MA 02043


Q.    WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-421-5666 between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

                      AMERICAN CAPITAL COMSTOCK FUND, INC.
                   AMERICAN CAPITAL CORPORATE BOND FUND, INC.
                  AMERICAN CAPITAL EMERGING GROWTH FUND, INC.
                     AMERICAN CAPITAL ENTERPRISE FUND, INC.
                   AMERICAN CAPITAL EQUITY INCOME FUND, INC.
                    AMERICAN CAPITAL FEDERAL MORTGAGE TRUST
               AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, INC.
                  AMERICAN CAPITAL GOVERNMENT SECURITIES, INC.
            AMERICAN CAPITAL GOVERNMENT TARGET SERIES, PORTFOLIO '97
                 AMERICAN CAPITAL GROWTH AND INCOME FUND, INC.
                       AMERICAN CAPITAL HARBOR FUND, INC.
                 AMERICAN CAPITAL HIGH YIELD INVESTMENTS, INC.

        AMERICAN CAPITAL LIFE INVESTMENT TRUST, ON BEHALF OF ITS SERIES:


                    AMERICAN CAPITAL COMMON STOCK PORTFOLIO


              AMERICAN CAPITAL DOMESTIC STRATEGIC INCOME PORTFOLIO


                    AMERICAN CAPITAL MONEY MARKET PORTFOLIO


                  AMERICAN CAPITAL MULTIPLE STRATEGY PORTFOLIO


                     AMERICAN CAPITAL GOVERNMENT PORTFOLIO

                   AMERICAN CAPITAL MUNICIPAL BOND FUND, INC.
                        AMERICAN CAPITAL PACE FUND, INC.
               AMERICAN CAPITAL REAL ESTATE SECURITIES FUND, INC.
                      AMERICAN CAPITAL RESERVE FUND, INC.
                AMERICAN CAPITAL SMALL CAPITALIZATION FUND, INC.

          AMERICAN CAPITAL TAX-EXEMPT TRUST, ON BEHALF OF ITS SERIES:


                AMERICAN CAPITAL HIGH YIELD MUNICIPAL PORTFOLIO


                  AMERICAN CAPITAL INSURED MUNICIPAL PORTFOLIO

               AMERICAN CAPITAL TEXAS MUNICIPAL SECURITIES, INC.
               AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME
                  AMERICAN CAPITAL UTILITIES INCOME FUND, INC.

    AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC., ON BEHALF OF ITS SERIES:


                      AMERICAN CAPITAL GLOBAL EQUITY FUND


               AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND


                                 TRANSCO TOWER
                              2800 POST OAK BLVD.
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 421-5666

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 1995

TO THE SHAREHOLDERS OF THE FUNDS LISTED BELOW:


  Notice is hereby given to the holders of common stock or shares of beneficial interest, as the case may be (collectively, the "Shares"), of (1) each of the following nineteen funds (the "Maryland Funds") organized as Maryland corporations (the "Maryland Corporations") or series thereof: American Capital Comstock Fund, Inc.; American Capital Corporate Bond Fund, Inc.; American Capital Emerging Growth Fund, Inc.; American Capital Enterprise Fund, Inc.; American Capital Equity Income Fund, Inc.; American Capital Global Managed Assets Fund, Inc.; American Capital Government Securities, Inc.; American Capital

Growth and Income Fund, Inc.; American Capital Harbor Fund, Inc.; American Capital High Yield Investments, Inc.; American Capital Municipal Bond Fund, Inc.; American Capital Pace Fund, Inc.; American Capital Real Estate Securities Fund, Inc.; American Capital Reserve Fund, Inc.; American Capital Small Capitalization Fund, Inc.; American Capital Texas Municipal Securities, Inc.; American Capital Utilities Income Fund, Inc.; and American Capital Global Government Securities Fund and American Capital Global Equity Fund, each of which is a separate series of American Capital World Portfolio Series, Inc.; and
(2) each of the following ten funds (the "Massachusetts Funds") organized as Massachusetts business trusts (the "Massachusetts Trusts") or series thereof:
American Capital Government Target Series, Portfolio '97; American Capital Federal Mortgage Trust; American Capital U.S. Government Trust For Income; American Capital Common Stock Portfolio, American Capital Domestic Strategic Income Portfolio, American Capital Money Market Portfolio, American Capital Multiple Strategy Portfolio, American Capital Government Portfolio, each of which is a separate series of American Capital Life Investment Trust; and American Capital High Yield Municipal Portfolio and American Capital Insured Municipal Portfolio, each of which is a separate series of American Capital Tax-Exempt Trust (the Maryland Funds and the Massachusetts Funds hereinafter sometimes are referred to collectively as the "AC Funds")(the Maryland Corporations and the Massachusetts Trusts hereinafter sometimes are referred to collectively as the "AC Entities"), that a Joint Annual Meeting of the Shareholders of the Maryland Funds and Massachusetts Funds (the "Meeting") will be held at the Hyatt Regency Oak Brook, York Room -- Lower Level, 1909 Spring Road, Oak Brook, Illinois 60521, on Friday, July 21, 1995, at 1:30 p.m., for the following purposes:


    1. For each Massachusetts Fund to approve or disapprove such Massachusetts Fund's reorganization and conversion to a Delaware business trust (or series thereof);

    2. For each Maryland Fund to approve or disapprove such Maryland Fund's reorganization and conversion to a Delaware business trust (or series thereof);

    3. For each AC Entity to elect fourteen directors/trustees to serve until their respective successors are duly elected and qualified;

    4. For each AC Entity, to ratify or reject the selection of Price Waterhouse LLP as independent accountants for its current fiscal year; and

    5. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of each AC Entities at the close of business on May 26, 1995 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Boards of Directors/Trustees

                                    NORI L. GABERT, Secretary
June 2, 1995

  EACH OF THE AC FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING TO THE FUNDS, 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.


  SHAREHOLDERS OF EACH OF THE AC FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH SUCH AC FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN IT, AND RETURN SUCH CARD(S) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  MANAGEMENT OF EACH RESPECTIVE AC FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR APPROVAL OF THE REORGANIZATION AND CONVERSION OF EACH MASSACHUSETTS TRUST INTO A DELAWARE BUSINESS TRUST (OR SERIES THEREOF);

  - FOR APPROVAL OF THE REORGANIZATION AND CONVERSION OF EACH MARYLAND CORPORATION INTO A DELAWARE BUSINESS TRUST (OR SERIES THEREOF);

  - IN FAVOR OF THE NOMINEES FOR THE BOARD OF DIRECTORS/ TRUSTEES OF EACH AC ENTITY LISTED IN THE PROXY STATEMENT; AND

  - FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH AC ENTITY.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                      AMERICAN CAPITAL COMSTOCK FUND, INC.
                   AMERICAN CAPITAL CORPORATE BOND FUND, INC.
                  AMERICAN CAPITAL EMERGING GROWTH FUND, INC.
                     AMERICAN CAPITAL ENTERPRISE FUND, INC.
                   AMERICAN CAPITAL EQUITY INCOME FUND, INC.
                    AMERICAN CAPITAL FEDERAL MORTGAGE TRUST
               AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, INC.
                  AMERICAN CAPITAL GOVERNMENT SECURITIES, INC.
            AMERICAN CAPITAL GOVERNMENT TARGET SERIES, PORTFOLIO '97
                 AMERICAN CAPITAL GROWTH AND INCOME FUND, INC.
                       AMERICAN CAPITAL HARBOR FUND, INC.
                 AMERICAN CAPITAL HIGH YIELD INVESTMENTS, INC.

        AMERICAN CAPITAL LIFE INVESTMENT TRUST, ON BEHALF OF ITS SERIES:


                    AMERICAN CAPITAL COMMON STOCK PORTFOLIO


              AMERICAN CAPITAL DOMESTIC STRATEGIC INCOME PORTFOLIO


                    AMERICAN CAPITAL MONEY MARKET PORTFOLIO


                  AMERICAN CAPITAL MULTIPLE STRATEGY PORTFOLIO


                     AMERICAN CAPITAL GOVERNMENT PORTFOLIO

                   AMERICAN CAPITAL MUNICIPAL BOND FUND, INC.
                        AMERICAN CAPITAL PACE FUND, INC.
               AMERICAN CAPITAL REAL ESTATE SECURITIES FUND, INC.
                      AMERICAN CAPITAL RESERVE FUND, INC.
                AMERICAN CAPITAL SMALL CAPITALIZATION FUND, INC.

          AMERICAN CAPITAL TAX-EXEMPT TRUST, ON BEHALF OF ITS SERIES:


                AMERICAN CAPITAL HIGH YIELD MUNICIPAL PORTFOLIO


                  AMERICAN CAPITAL INSURED MUNICIPAL PORTFOLIO

               AMERICAN CAPITAL TEXAS MUNICIPAL SECURITIES, INC.
               AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME
                  AMERICAN CAPITAL UTILITIES INCOME FUND, INC.

    AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC., ON BEHALF OF ITS SERIES:


                      AMERICAN CAPITAL GLOBAL EQUITY FUND


               AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND


                                 TRANSCO TOWER
                              2800 POST OAK BLVD.
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 421-5666

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 21, 1995


  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be (collectively, the "AC Board"), of each of the AC Entities (defined below) of proxies to be voted at a Joint Annual Meeting of Shareholders of the AC Funds (defined below) (the "Meeting"), to be held at the Hyatt Regency Oak Brook, York Room -- Lower Level, 1909 Spring Road, Oak Brook, Illinois 60521, on Friday, July 21, 1995, at

1:30 p.m. Any and all adjournments of the Meeting shall be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 2, 1995.


  Participating in the Meeting are holders of common stock or shares of beneficial interest, as the case may be (collectively, the "Shares"), of (1) each of the following nineteen funds (the "Maryland Funds") organized as Maryland corporations (the "Maryland Corporations") or series thereof: American Capital Comstock Fund, Inc. ("Comstock Fund"); American Capital Corporate Bond Fund, Inc. ("Corporate Bond Fund"); American Capital Emerging Growth Fund, Inc. ("Emerging Growth Fund"); American Capital Enterprise Fund, Inc. ("Enterprise Fund"); American Capital Equity Income Fund, Inc. ("Equity Income Fund"); American Capital Global Managed Assets Fund, Inc. ("Global Managed Assets Fund"); American Capital Government Securities, Inc. ("Government Securities"); American Capital Growth and Income Fund, Inc. ("Growth and Income Fund"); American Capital Harbor Fund, Inc. ("Harbor Fund"); American Capital High Yield Investments, Inc. ("High Yield Investments"); American Capital Municipal Bond Fund, Inc. ("Municipal Bond Fund"); American Capital Pace Fund, Inc. ("Pace Fund"); American Capital Real Estate Securities Fund, Inc. ("Real Estate Securities Fund"); American Capital Reserve Fund, Inc. ("Reserve Fund"); American Capital Small Capitalization Fund, Inc. ("Small Capitalization Fund"); American Capital Texas Municipal Securities, Inc. ("Texas Municipal Securities"); American Capital Utilities Income Fund, Inc. ("Utilities Income Fund"); and American Capital Global Government Securities Fund ("Global Government Fund") and American Capital Global Equity Fund ("Global Equity Fund"), each of which is a separate series of American Capital World Portfolio Series, Inc.; and (2) each of the following ten funds (the "Massachusetts Funds") organized as Massachusetts business trusts (the "Massachusetts Trusts") or series thereof: American Capital Government Target Series, Portfolio '97 ("Government Target '97"); American Capital Federal Mortgage Trust ("Federal Mortgage Trust"); American Capital U.S. Government Trust For Income ("Government Trust"); American Capital Common Stock Portfolio ("Common Stock Portfolio"), American Capital Domestic Strategic Income Portfolio ("Strategic Income Portfolio"), American Capital Money Market Portfolio ("Money Market Portfolio"), American Capital Multiple Strategy Portfolio ("Multiple Strategy Portfolio"), American Capital Government Portfolio ("Government Portfolio"), each of which is a separate series of American Capital Life Investment Trust; and American Capital High Yield Municipal Portfolio ("High Yield Portfolio") and American Capital Insured Municipal Portfolio ("Insured Municipal Portfolio"), each of which is a separate series of American Capital Tax-Exempt Trust.

  The Maryland Corporations and Massachusetts Trusts sometimes are referred to herein as the "AC Entities." The Maryland Funds and Massachusetts Funds sometimes are referred to herein as the "AC Funds."



  The Meeting is scheduled as a joint meeting of the shareholders of the respective AC Funds because the shareholders of each of the AC Funds are expected to consider and vote on similar matters. The AC Board has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of the shareholders of each of the AC Funds. In the event that any shareholder of any AC Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such AC Fund to a time immediately after the Meeting, so that such AC Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each AC Fund will vote separately with respect to Proposals 1 and 2, and an unfavorable vote on Proposal 1 or 2 by the shareholders of one AC Fund will not affect the implementation of such a proposal by another AC Fund. Shareholders of each of the AC Entities will vote separately with respect to Proposals 3 and 4, and an unfavorable vote on Proposal 3 or 4 by the shareholders of one AC Entity will not affect the implementation of such a proposal by another AC Entity.


  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" each proposal as to which it is entitled to vote.

  The AC Board has fixed the close of business on May 26, 1995, as the record date (the "Record Date") for the determination of holders of Shares of each AC Fund entitled to vote at the Meeting. Shareholders of an AC Fund on the Record Date will be entitled to one vote with respect to each proposal submitted to the shareholders of such AC Fund for each Share of such AC Fund then held, with no Share having cumulative voting rights, except that Shares of the Comstock Fund will have cumulative voting rights with respect to the election of nominees for the board of directors of the Comstock Fund.

  The following summarizes each proposal to be presented at the Meeting and the AC Funds solicited with respect to such proposal:


                      PROPOSAL                         AFFECTED FUNDS
     -------------------------------------------  ------------------------
1.   Reorganization and Conversion to a Delaware  Each Massachusetts Fund
     Business Trust (or series thereof)
2.   Reorganization and Conversion to Delaware    Each Maryland Fund
     Business Trust (or series thereof)
3.   Election of Directors/Trustees               Each AC Entity(1)
4.   Ratification of Independent Public           Each AC Entity(1)
     Accountants


- ---------------


(1) The shareholders of all the series of an AC Entity will vote together as a single class of the respective AC Entity on these proposals.



  EACH OF THE AC FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING TO THE RESPECTIVE AC FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.



  At the close of business on May 26, 1995, there were issued and outstanding Shares of each of the AC Funds set forth below:



                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   TOTAL SHARES
       AC FUND NAME           OUTSTANDING      OUTSTANDING      OUTSTANDING     OUTSTANDING
- ---------------------------  --------------   --------------   --------------   ------------
Comstock Fund..............     68,659,215       2,224,365          183,917       71,067,497
Corporate Bond Fund........     24,421,828       2,516,672          507,288       27,445,788
Emerging Growth Fund.......     30,434,232      14,004,794        1,258,270       45,697,296
Enterprise Fund............     66,742,232      10,018,977          734,071       77,495,280
Equity Income Fund.........     48,187,599      50,350,715        5,261,335      103,799,649
Global Managed Assets
  Fund.....................      1,401,366         811,466          167,228        2,380,060
Government Securities......    255,300,945      27,728,924        2,912,686      285,942,555
Growth and Income Fund.....     18,561,799       2,312,611          383,161       21,257,571
Harbor Fund................     26,642,461       5,249,854          233,314       32,123,629
High Yield Investments.....     66,387,529      13,817,899        2,241,605       82,447,033
Municipal Bond Fund........     30,390,881       3,934,303          698,335       35,023,519
Pace Fund..................    197,752,331       4,548,964          179,203      202,480,498
Real Estate Securities
  Fund.....................        681,632       1,172,799          185,785        2,040,216
Reserve Fund...............    393,820,985       4,653,237        1,152,334      399,626,556
Small Capitalization
  Fund.....................       NA               NA               NA            13,311,707(1)
Texas Municipal
  Securities...............      1,179,577         740,817          133,024        2,053,418
Utilities Income Fund......        995,123       1,643,151          268,878        2,907,152
Global Government Fund.....      5,805,196      14,890,574        2,255,881       22,951,651

                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   TOTAL SHARES
       AC FUND NAME           OUTSTANDING      OUTSTANDING      OUTSTANDING     OUTSTANDING
- ---------------------------  --------------   --------------   --------------   ------------
Global Equity Fund.........      5,043,252       5,640,262          576,713       11,260,227
Government Target '97......       NA               NA               NA             1,245,057(1)
Federal Mortgage Trust.....      3,528,422       1,275,787          481,561        5,285,770
Government Trust...........      8,630,186      24,702,743        3,617,975       36,950,904
Common Stock Portfolio.....       NA               NA               NA             4,906,380(1)
Strategic Income
  Portfolio................       NA               NA               NA             3,254,449(1)
Money Market Portfolio.....       NA               NA               NA            24,839,561(1)
Multiple Strategy
  Portfolio................       NA               NA               NA             5,265,925(1)
Government Portfolio.......       NA               NA               NA             7,680,445(1)
High Yield Municipal
  Portfolio................     43,262,941      19,020,861        2,355,598       64,639,400
Insured Municipal
  Portfolio................      6,053,790       3,280,753          119,964        9,454,507


- ---------------

(1) Shares of this AC Fund are not classified.



  The persons who owned beneficially more than 5% of any class of any AC Fund's outstanding Shares as of May 19, 1995, to the knowledge of management of the AC Funds, are set forth at Appendix A hereto.


VOTING

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal.

  With respect to Proposal 1, the affirmative vote of a majority of the outstanding Shares of the respective Massachusetts Fund entitled to vote on such proposal is required to approve the Reorganization of the Massachusetts Fund.

  With respect to Proposal 2, the affirmative vote of a majority of the outstanding Shares of the respective Maryland Fund entitled to vote on such proposal is required to approve the Reorganization of the Maryland Fund.

  With respect to Proposal 3, the affirmative vote of a plurality of the outstanding Shares of the respective AC Entity present in person or by proxy and entitled to vote for directors/trustees is required to elect the nominees.

  With respect to Proposal 4, the affirmative vote of a majority of the Shares of the respective AC Entity present in person or by proxy and entitled to vote on such proposal is necessary to ratify the selection of the independent public accountants.


  On the matters coming before the Meeting as to which a choice has been specified by the shareholders by means of the ballot on the proxy, the Shares will be voted accordingly. The AC Board recommends that you cast your vote:


  - FOR APPROVAL of the reorganization and conversion of each Massachusetts Trust to a Delaware business trust (or series thereof);

  - FOR APPROVAL of the reorganization and conversion of each Maryland Corporation to a Delaware business trust (or series thereof);

  - IN FAVOR of the nominees for the board of directors/trustees of each AC Entity listed in the Proxy Statement; and

  - FOR the ratification of the selection of Price Waterhouse LLP as independent public accountants for the current fiscal year of each AC Entity.


Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective AC Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.



  The AC Funds know of no business other than that mentioned in proposals one through four of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more AC Funds or AC Entities are not received, the persons named as proxies may propose one or more adjournments of the meetings of the concerned AC Entities to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


- ------------------------------------------------------------------------------
BACKGROUND FOR PROPOSALS 1, 2 AND 3
- ------------------------------------------------------------------------------


  On December 20, 1994, The Van Kampen Merritt Companies, Inc. acquired from The Travelers Inc. all of the outstanding capital stock of American Capital Management & Research, Inc., the parent company of American Capital Asset Management, Inc. (such transaction being referred to herein as the "Acquisition"). In connection with the Acquisition, American Capital Management & Research, Inc. was merged into The Van Kampen Merritt Companies, Inc. At the time of the Acquisition, The Van Kampen Merritt Companies, Inc. also was the parent company of Van Kampen Merritt Investment Advisory Corp. Immediately after the Acquisition, each of the foregoing surviving entities was renamed. The following table sets forth the old name, the new name and the abbreviated name used in this Proxy Statement to refer to each such entity:

       OLD NAME                 NEW NAME             ABBREVIATED NAME
- -----------------------  -----------------------  -----------------------
The Van Kampen Merritt     Van Kampen American          Van Kampen
    Companies, Inc.           Capital, Inc.          American Capital
American Capital Asset     Van Kampen American          AC Adviser
   Management, Inc.              Capital
                         Asset Management, Inc.
  Van Kampen Merritt       Van Kampen American          VK Adviser
  Investment Advisory            Capital
          Corp.            Investment Advisory
                                  Corp.

  The AC Adviser and the VK Adviser currently are each wholly-owned subsidiaries of Van Kampen American Capital. The AC Adviser serves as investment adviser for each of the AC Funds and also serves as investment adviser for other open-end and closed-end investment companies. Ten of the AC Funds are organized as Massachusetts business trusts (or series thereof), and nineteen of the AC Funds are organized as Maryland corporations (or series thereof). The AC Board, which supervises the operations of each of the AC Funds, currently consists of the same eight members for each AC Fund.

  The VK Adviser serves as investment adviser for 20 open-end investment companies that share a common board of trustees (the "VK Funds") and also acts as investment adviser for other open-end and closed-end investment companies. Nineteen of the VK Funds are organized as Massachusetts business trusts (or subtrusts thereof) and the Van Kampen Merritt Pennsylvania Tax Free Income Fund (the "VK Pennsylvania Fund") is organized for tax purposes as a Pennsylvania trust. The Board of Trustees for each of the VK Funds currently consists of the same seven members (the "VK Board") for each VK Fund.


  On February 10, 1995, the AC Board and the VK Board held a joint meeting to discuss with management ("Management") of the AC Adviser and the VK Adviser the costs and potential benefits to shareholders of, among other things, (i) permitting exchangeability of shares between the AC Funds and the VK Funds, (ii) selecting a common transfer agent to facilitate exchangeability and enhance shareholder services, (iii) combining certain AC Funds and VK Funds in order to achieve certain economies of scale and efficiencies, and (iv) consolidating the AC Board and the VK Board into a combined board of directors (collectively, the "Consolidation").

  The AC Board and the VK Board created a joint committee (the "Joint Committee") to consider the possible costs and benefits to shareholders associated with the Consolidation. The Joint Committee met on February 20, 1995 to identify and discuss the possible costs and benefits of the Consolidation to the shareholders. Following such meeting, the Joint Committee requested certain additional information from Management with respect to those possible costs and benefits identified by the Joint Committee.

  The AC Board and the VK Board held a joint meeting on March 14, 1995 for the purpose of, among other things, reviewing the findings of the Joint Committee and reviewing the additional information requested from Management. At the meeting, the AC Board and the VK Board each approved in principle certain elements of the Consolidation, including the combination of the VK Board and the AC Board, subject to the favorable resolution of certain outstanding administrative matters with respect to the operation of a combined board and subject to receiving certain additional information from Management. The AC Board and the VK Board also considered reorganizing the AC Funds and the VK Funds (excluding the VK Pennsylvania Fund) in one jurisdiction under substantially similar charter documents, as part of the Consolidation.


  The Joint Committee met again on March 27, 1995 and April 3, 1995 to address the open administrative matters and to review the additional information provided by Management. Following discussion of such matters and a review of the additional information provided by Management, the Joint Committee recommended to the AC Board that it approve each element of the Consolidation, including (i) combining the AC Board and the VK Board, and (ii) reorganizing each of the AC Funds as Delaware business trusts (or series thereof) in order to facilitate governance of the AC Funds and the VK Funds under uniform organizational documents following the Consolidation and in order to take advantage of certain beneficial aspects of Delaware law with respect to business trusts. The Joint Committee also made analogous recommendations to the VK Board.



  The AC Board and the VK Board held a joint meeting on April 6 and 7, 1995 to review the findings and recommendations of the Joint Committee. The AC Board unanimously approved each element of the Consolidation on May 11, 1995, including proposals to combine the AC Board and the VK Board and reorganize each of the AC Funds as Delaware business trusts (or series thereof). The VK Board approved each element of the Consolidation with respect to the VK Funds on April 7, 1995. Each of the AC Board and the VK Board also approved submitting such proposals to the respective shareholders of the AC Funds and the VK Funds to obtain the requisite shareholder approvals. Proposal 1 of this Proxy Statement seeks shareholder approval to reorganize each of the AC Funds that are organized as Massachusetts business trusts (or series thereof) into Delaware business trusts (or series thereof). Proposal 2 of this Proxy Statement seeks shareholder approval to reorganize each of the AC Funds organized as Maryland corporations (or series thereof) into Delaware business trusts (or series thereof). Proposal 3 of this Proxy Statement seeks shareholder approval for each of the AC Entities to expand the number of the trustees or directors, as the case may be, of each AC Board ("the AC Board Members") from eight to fourteen, to re-elect to the AC Board the incumbent AC Board Members and to elect to the AC Board the six members of the VK Board who are not affiliated with the VK Adviser or the AC Adviser. The AC Board has determined that reorganizing each of the AC Funds into Delaware business trusts (or series thereof) and combining the AC Board and the VK Board are essential elements of the Consolidation and recommend that shareholders vote FOR Proposal 1, FOR Proposal 2 and IN FAVOR of each of the nominees named in Proposal 3.



  This Proxy Statement has been prepared and mailed to the shareholders of each AC Fund to obtain the necessary shareholder approvals for the AC Funds to complete the Consolidation. A substantially similar proxy statement with respect to such proposals has been prepared and mailed to the shareholders of each VK Fund to obtain the necessary shareholder approvals for the VK Funds to complete the Consolidation. Certain additional proposals not related to the Consolidation are included in the proxy statements being sent to the shareholders of the VK Funds, which additional matters are not included in this Proxy Statement.


- ------------------------------------------------------------------------------
PROPOSAL 1:    APPROVAL OF THE REORGANIZATION AND
               CONVERSION OF EACH MASSACHUSETTS FUND
               TO A DELAWARE BUSINESS TRUST (OR SERIES
               THEREOF)
- ------------------------------------------------------------------------------


  The AC Board has unanimously approved an Agreement and Plan of Reorganization and Liquidation (a "Plan of Reorganization") substantially in the form attached hereto as Appendix B with respect to each AC Fund organized as a Massachusetts Fund. The Plans of Reorganization provide for the reorganization (the "Reorganization") of each Massachusetts Fund into a Delaware business trust (each a "Delaware Trust") or a series thereof (the separate series of the Delaware Trusts and the Delaware Trusts that are not series companies are referred to hereinafter collectively as the "Delaware Funds"). Each of the VK Funds (excluding the VK Pennsylvania Fund) also is seeking approval from their respective shareholders to reorganize as a Delaware fund.


REASONS FOR THE REORGANIZATIONS

  The principal purposes of the Reorganizations are to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and to facilitate governance of the AC Funds and the VK Funds under substantially uniform organizational documents following the Consolidation.

  Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, Massachusetts business trust shareholders are potentially liable for obligations of the Massachusetts business trust. Although the risk of such liability is remote, the AC Board has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Funds issue multiple series of shares, each series shall not be liable for the debts of any other series, which liability is another potential, although remote, risk in the case of a Massachusetts business trust.

  The AC Board believes that the Delaware business trust form of organization may enable the Delaware Funds to adopt new methods of operations and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between a Delaware Fund and its shareholders. The AC Board hopes to take advantage of this provision to improve shareholder voting procedures and to reduce costs. Under Delaware law and the proposed trust instrument of the Delaware Trusts, the Delaware Funds may be required to have fewer shareholder meetings, potentially further reducing costs, although neither Massachusetts business trusts nor Delaware business trusts are required to hold annual shareholder meetings. Of course, the investment objectives of each Massachusetts Fund will remain unchanged. In addition, the fundamental investment restrictions of both the Massachusetts Funds and the Delaware Funds will remain fundamental, and may be changed only by shareholder vote.

  The AC Board and the VK Board also have determined that substantially uniform organizational documents will facilitate their ability to jointly govern the AC Funds and the VK Funds in an efficient and timely manner and will enhance the ability of the AC Funds and the VK Funds to react in a consistent manner when faced with similar corporate governance issues.

  For a more detailed comparison of the Massachusetts Funds' declarations of trust and the proposed Delaware trust instrument, see "Certain Comparative Information About Massachusetts Trusts and Delaware Trusts" below.

PROCEDURES FOR REORGANIZATION


  In order to accomplish the Reorganizations, each Massachusetts Trust has organized a corresponding Delaware Trust. Each Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Trust Instrument"). Each Massachusetts Trust that has issued one or more series of shares will cause its corresponding Delaware Trust to create a series (i.e., a Delaware Fund) that corresponds to each series (i.e., each Massachusetts Fund) of the Massachusetts Trust. The investment objectives and policies of each Delaware Fund are the same as those of its corresponding Massachusetts Fund.

  To facilitate the Reorganizations, one share of each class of each Delaware Fund will be issued to its corresponding Massachusetts Fund. If the Plan of Reorganization of a Massachusetts Fund is approved by its shareholders, such approval shall authorize the Massachusetts Fund, as sole shareholder of the corresponding Delaware Fund, to (i) elect as trustees of the Delaware Trust the nominees elected as trustees of the corresponding Massachusetts Trust pursuant to Proposal 3 hereof, (ii) approve or disapprove the selection of the independent public accountants described in Proposal 4 hereof, (iii) approve an investment advisory agreement (a "New Advisory Agreement") between the Delaware Fund and the AC Adviser substantially identical to the investment advisory agreement currently in effect between the current fund and the AC Adviser, (iv) approve, if applicable, a new investment sub-advisory agreement (a "New Sub-Advisory Agreement") between the AC Adviser and the sub-adviser substantially identical to the investment sub-advisory agreement currently in effect and (v) approve, if applicable, Rule 12b-1 plans and service agreements (each a "New 12b-1 Plan" and a "New Service Agreement", respectively) between the respective Delaware Fund and Van Kampen American Capital Distributors, Inc. (the "Distributor") substantially identical to the Rule 12b-1 plans and service agreements currently in effect between the Massachusetts Fund and the Distributor.

  On the effective date of each Reorganization approved by shareholders, each Massachusetts Fund will transfer all of its assets and liabilities to its corresponding Delaware Fund in exchange for shares of such Delaware Fund having an equal net asset value. The Massachusetts Fund will then be liquidated and each shareholder of the Massachusetts Fund will receive for his or her Shares of the Massachusetts Fund an equal number of shares of the corresponding Delaware Fund. A shareholder's investment in the Massachusetts Fund will remain exactly the same after the Reorganization and the corresponding Delaware Fund will operate with the same investment objectives, policies and restrictions as the corresponding Massachusetts Fund had in the past.


  If shareholders of a Massachusetts Fund do not approve its Reorganization, the Massachusetts Fund will continue in business as a Massachusetts business trust (or series thereof, as applicable). The consummation of the Reorganization of any one Massachusetts Fund is not contingent upon the consummation of the Reorganization of any other AC Funds or VK Funds, individually or as a group.


  It will not be necessary for holders of certificates of the Massachusetts Funds to exchange their certificates for new certificates of the corresponding Delaware Funds following consummation of the Reorganizations. Certificates for shares of the Massachusetts Funds issued prior to the Reorganizations shall represent outstanding shares of the corresponding Delaware Funds after the Reorganizations. New certificates will not be issued by the Delaware Funds after the Reorganizations to shareholders of the Delaware Funds unless specifically requested in writing.

Shareholders of the Massachusetts Funds who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated similarly as shares of the corresponding Delaware Fund.


  Each Reorganization approved by shareholders will become effective at the later of August 1, 1995 or as soon as practicable following receipt of such approval, taking into consideration all of the elements of the Consolidation. At such time as a Reorganization becomes effective, the respective New Advisory Agreement, New Sub-Advisory Agreement, if applicable, New Rule 12b-1 Plans and New Service Agreements also will become effective, and will continue thereafter if approved as required by the Investment Company Act of 1940, as amended (the "1940 Act").


CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS TRUSTS
AND DELAWARE TRUSTS


  Summary of the Trust Instrument. Each Delaware Trust has been established pursuant to a Trust Instrument under the laws of the State of Delaware. The Trust Instrument of each Delaware Trust created in connection with the Reorganizations of the AC Funds is identical, except for the name of the respective Delaware Trust. It currently is anticipated that each AC Fund's name will be changed to include the phrase "Van Kampen American Capital" concurrent with its Reorganization. Names of certain AC Funds may also be changed to differentiate such fund from other funds in the combined fund complex or reflect other changes deemed appropriate by the AC Board. The investment objectives, policies and limitations of each Delaware Fund after the Reorganization will be the same as those of its corresponding Massachusetts Fund. Prior to the Reorganizations, each Delaware Fund will not have any material assets or liabilities. During the Reorganization, the Massachusetts Fund will be the sole shareholder of its corresponding Delaware Fund immediately prior to the distribution of Delaware Fund shares to Massachusetts Fund shareholders.



  As a Delaware business trust, each Delaware Trust's operations will be governed by its Trust Instrument, its By-Laws and applicable Delaware law rather than by the Massachusetts Fund's Declaration of Trust, By-Laws and applicable Massachusetts law. The operations of each Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and applicable state securities law. The By-Laws of each Delaware Trust would include new provisions requiring that the chairman of the board be a trustee who is not an interested person of the AC Adviser or the respective Delaware Trust and that the number of trustees shall be fourteen, provided that such number shall be reduced over time until the number of trustees is eight. In addition, a provision would be added to the By-Laws of each Delaware Trust requiring the affirmative vote of at least two-thirds of the trustees to amend such new provisions of the By-Laws and to amend the provisions of such By-Laws relating to: (i) the mandatory retirement age of the trustees, (ii) nominating or electing new trustees, (iii) adopting a retirement plan other than a deferred compensation plan or (iv) amending the foregoing supermajority provision of the By-Laws.



  Trustees of the Delaware Trusts. Subject to the provisions of the Trust Instrument, the business of each Delaware Trust is supervised by its trustees. Except as set forth below, the responsibilities, powers, and fiduciary duties of the trustees of the Delaware Trusts will be substantially the same as those of trustees of the Massachusetts Trusts. The Declarations of Trust of the Massachusetts Trusts permit the AC Board to remove a trustee with or without cause by action of two-thirds of the trustees. The provisions of the Trust Instruments of each Delaware Trust would permit the AC Board to remove a trustee for cause by action of two-thirds of the trustees. The Delaware Trust Instrument also would require a supermajority vote of 80% of the trustees or the vote of a majority of the outstanding Shares of the respective Delaware Trust to amend such removal provision. The trustees of each Delaware Trust would be all of the incumbent trustees of each current Massachusetts Trust plus, if the respective Consolidation is approved by shareholders of the respective Massachusetts Trust, the members of the VK Board nominated below in Proposal 3; provided that such nominees are elected by shareholders at the Meeting.



  Series of Delaware Trusts and Massachusetts Trusts. The Trust Instrument of each Delaware Trust would permit the trustees thereof to create one or more series of the Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more of the classes of shares of that series. The trustees of each Massachusetts Trust have identical rights under the Massachusetts Declaration of Trust, except that the Life Investment Trust and Government Target Series do not have the ability to issue multiple classes of shares. Each share of a series of a Delaware Trust, like each share of a series of a Massachusetts Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another.


  Delaware Trust Shareholder Liability and Massachusetts Trust Shareholder Liability. One area of difference between Delaware business trusts and Massachusetts business trusts is the potential liability of shareholders. Generally, shareholders of a Delaware business trust are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private, for profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability applies in many other states, including Massachusetts. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability.

To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Delaware Trust or its trustees and
(ii) provides for indemnification out of the series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, the AC Adviser believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.


  Shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trusts or the trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the respective Massachusetts Fund's property. Thus, the AC Board believes the risk of shareholder liability is also remote for shareholders of Massachusetts business trusts. Shareholders of a Massachusetts business trust, however, do not benefit from a statutory limitation of liability that is available to shareholders of a Delaware business trust.



  Liability of Trustees. The Delaware Trust Instrument provides that the trustees shall not be liable to any person in connection with the assets or affairs of the Delaware Trust and that a trustee shall not be liable for any errors of judgement or mistakes of fact or law; but nothing in the Delaware Trust Instrument protects a trustee against any liability to the Delaware Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Massachusetts Declaration of Trust provides substantially similar protections to trustees of the Massachusetts Trusts.


  Voting Rights of Massachusetts and Delaware Trust Shareholders. Neither Massachusetts business trusts nor Delaware business trusts are required to hold annual meetings. The Declaration of Trust of each Massachusetts Trust requires the affirmative vote of two-thirds of the shares of each series of a Massachusetts Trust to remove a trustee of such Massachusetts Trust. The Trust Instrument of a Delaware Trust would require the affirmative vote of a majority of the shares of each series of a Delaware Trust to remove a trustee. The Delaware Trust Instrument also would require a supermajority vote of 80% of the trustees or the vote of a majority of the outstanding shares of the respective Delaware Trust to amend such removal provision. The Declaration of Trust and Trust Instrument each, in substance, provide that a special meeting of shareholders may be called by the holders of 10% or more of the shares, in which case the trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.


  Each Delaware Trust, like its corresponding Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each Delaware Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of their respective Delaware Fund; ratification of the selection by the trustees of the independent public accountants for the Delaware Fund; and such additional matters relating to the Delaware Fund as may be required by law, or which the trustees consider desirable. If, at any time, less than two-thirds of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a meeting of shareholders of the affected Delaware Trust for the purpose of electing a board of trustees. Each Massachusetts Trust intends to notify the SEC that its corresponding Delaware Trust will succeed to the Shares registered by the Massachusetts Trust under the Securities Act of 1933.


  The Delaware Trust Instrument, like the Massachusetts Declaration of Trust, provides that shareholders shall have the power to vote only with respect to
(i) the election or removal of trustees as provided therein, (ii) the approval or termination of investment advisory or distribution contracts, (iii) the termination or reorganization of the Delaware Trust or any series of the Delaware Trust, (iv) with respect to amendments of the Trust Instrument to the extent they would adversely affect the rights of shareholders, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Delaware Trust or any series or the shareholders thereof, and (vi) with respect to such additional matters as may be required by law or the trustees may consider desirable. The Massachusetts Declaration of Trust generally gives shareholders substantially similar voting rights. Both the Delaware Trust Instrument and the Massachusetts Declaration of Trust require a majority of shares to establish quorum for a meeting.



  The foregoing is only a summary of certain of the differences between the Massachusetts Funds, their Declarations of Trust and By-laws and Massachusetts law and the Trust Instruments of the Delaware Funds, their By-laws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of such Declarations of Trust, By-laws and Massachusetts law, and the Trust Instrument, By-laws and Delaware law directly for a more thorough comparison. Shareholders on the Record Date may obtain copies of the organizational documents of the AC Funds by calling the telephone number set forth on the first page of this Proxy Statement.


TEMPORARY AMENDMENT TO INVESTMENT LIMITATIONS


  During the period prior to its Reorganization, each Massachusetts Fund will own the only outstanding share of each class of its corresponding Delaware Fund. By acquiring a nominal share of each class of its corresponding Delaware Trust, the Massachusetts Trust can then elect as trustees of such Delaware Trust, the nominees named in Proposal 3 below, provided that shareholders of the Massachusetts Trust elect such nominees at the Meeting, approve the New Investment Advisory Agreement, approve the New Sub-Advisory Agreement, if applicable, approve the New Distribution Plan and New Service Agreement and ratify the selection of independent public accountants, in order to comply with the provisions of the 1940 Act requiring such shareholder approvals.



  Certain of the Massachusetts Funds have investment restrictions which require shareholder approval before they can be changed and which might otherwise preclude such Massachusetts Fund from completing the Reorganization including, for example, restrictions which prohibit such Massachusetts Fund from purchasing any securities (other than tax-exempt obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Massachusetts Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer, or a prohibition against making investments for the purpose of exercising control or participating in management. By approving the Reorganizations, the shareholders will be authorizing a suspension of any and all of these restrictions only to the extent necessary to permit the Reorganizations to take place.


FEDERAL INCOME TAX CONSEQUENCES


  It is anticipated that the transactions contemplated by the Plans of Reorganization will be tax-free. Consummation of each Reorganization is subject to receipt of an opinion of O'Melveny & Myers, counsel to each Massachusetts Fund, that, under the Internal Revenue Code of 1986, as amended (the "Code"), the Reorganization of the respective Massachusetts Fund into a Delaware Fund pursuant to a Plan of Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Fund, the Massachusetts Trust or the shareholders of the Massachusetts Fund. A shareholder's adjusted basis for tax purposes in shares of a Delaware Fund after the Reorganizations will be the same as his or her adjusted basis for tax purposes in the shares of the corresponding Massachusetts Fund immediately before the Reorganizations. Each shareholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

EXPENSES

  The expenses related to the Reorganization of each Massachusetts Fund into a Delaware Fund will be borne by Van Kampen American Capital and each respective Massachusetts Fund as set forth under "EXPENSES" below.

RECOMMENDATION OF TRUSTEES


  The AC Board has unanimously approved the proposed Reorganization of each Massachusetts Fund and has determined that participation in such Reorganization is in the best interests of each Massachusetts Fund and that the interests of existing shareholders of each Massachusetts Fund will not be diluted as a result of the Reorganization. THE AC BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH MASSACHUSETTS FUND VOTE "FOR APPROVAL" OF PROPOSAL 1.


REQUIRED VOTE

  In accordance with the Declaration of Trust of each Massachusetts Fund, an affirmative vote of a majority of the outstanding Shares of the respective Massachusetts Fund entitled to vote on the proposal is required to approve the respective Reorganization and subsequent liquidation and dissolution of the respective Massachusetts Fund.
- ------------------------------------------------------------------------------
PROPOSAL 2: APPROVAL OF REORGANIZATION AND CONVERSION OF EACH MARYLAND FUND TO A
            DELAWARE BUSINESS TRUST (OR SERIES THEREOF)
- ------------------------------------------------------------------------------


  The AC Board has unanimously approved an Agreement and Plan of Reorganization and Liquidation (a "Plan of Reorganization") substantially in the form attached hereto as Appendix C with respect to each AC Fund organized as a Maryland Fund. The Plans of Reorganization provide for the reorganization (the "Reorganization") of each Maryland Fund into a Delaware business trust (each a "Delaware Trust") or a series thereof (the separate series of the Delaware Trusts and the Delaware Trusts that are not series companies are referred to hereinafter as "Delaware Funds"). Each of the VK Funds (excluding the VK Pennsylvania Fund) also is seeking approval from their respective shareholders to reorganize as Delaware funds.


REASONS FOR THE REORGANIZATIONS

  The principal purposes of the Reorganizations are to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and to facilitate governance of the AC Funds and the VK Funds under substantially uniform organizational documents following the Consolidation.

  Delaware law provides that the trustees of a Delaware business trust may authorize for issuance an unlimited number of shares. Maryland corporate law provides that the Articles of Incorporation of a Maryland corporation must set forth the number of shares for issuance. In addition, Delaware law with respect to business trusts has been specifically drafted to accommodate the unique corporate governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust. Maryland corporate law, although it contains many provisions specifically applicable to investment companies, is less customized for use by investment companies.

  The AC Board believes that the Delaware business trust form of organization may enable the Delaware Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between shareholders and the Delaware Funds. The AC Board hopes to take advantage of this provision to improve shareholder voting procedures and reduce costs. Under Delaware law and the proposed trust instruments of the Delaware Trusts, the Delaware Funds may be required to have fewer shareholder meetings, potentially further reducing costs, although neither Maryland corporations nor Delaware business trusts are required to hold annual shareholder meetings. Of course, the investment objectives of each Maryland Fund will remain unchanged. In addition, the fundamental investment restrictions of both the Maryland Funds and Delaware Funds will remain fundamental, and may be changed only by shareholder vote.


  The AC Board and the VK Board also have determined that uniform charter documents will facilitate their ability to jointly govern the AC Funds and the VK Funds in an efficient and timely manner and will enhance the ability of the AC Funds and the VK Funds to react in a consistent manner when faced with similar corporate governance issues.


  For a more detailed comparison of the Maryland Fund's articles of incorporation and the proposed Delaware trust instrument, see "Certain Comparative Information About Maryland Funds and Delaware Funds" below.

PROCEDURES FOR REORGANIZATION


  In order to accomplish the Reorganizations, each Maryland Corporation has organized a corresponding Delaware Trust. Each Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Trust Instrument"). Each Maryland Corporation that has issued one or more series of shares will cause its corresponding Delaware Trust to create a series (i.e., a

Delaware Fund) that corresponds to each series (i.e. each Maryland Fund) of the Maryland Corporation. The investment objectives and policies of each Delaware Fund are the same as those of its corresponding Maryland Fund.


  To facilitate the Reorganizations, one share of each class of each Delaware Fund has been issued to its corresponding Maryland Fund. If the Plan of Reorganization of a Maryland Fund is approved by its shareholders, such approval shall authorize the Maryland Fund, as sole shareholder of the corresponding Delaware Fund, to (i) elect as trustees of the Delaware Trust the nominees elected as directors of the corresponding Maryland Corporation pursuant to Proposal 3 hereof, (ii) approve or disapprove the selection of the independent public accountants described in Proposal 4 hereof, (iii) approve an investment advisory agreement (a "New Advisory Agreement") between the Delaware Fund and the AC Adviser substantially identical to the investment advisory agreement currently in effect between the current fund and the AC Adviser (iv) approve, if applicable, a new investment sub-advisory agreement (a "New Sub-Advisory Agreement") between the AC Adviser and a sub-adviser substantially identical to the investment sub-advisory agreement currently in effect, and (v) approve, if applicable, Rule 12b-1 plans and service agreements (each a "New 12b-1 Plan" and a "New Service Agreement", respectively) between the respective Delaware Fund and the Distributor substantially identical to the Rule 12b-1 plans and service agreements currently in effect between the Maryland Fund and the Distributor.


  On the effective date of each Reorganization approved by shareholders, each Maryland Fund will transfer all of its assets and liabilities to its corresponding Delaware Fund in exchange for shares of such Delaware Fund having an equal net asset value. The Maryland Fund will then be liquidated and each shareholder of the Maryland Fund will receive for his or her Shares an equal number of full and fractional shares of the corresponding Delaware Fund. A shareholder's investment in the Maryland Fund will remain exactly the same after the Reorganization and the corresponding Delaware Fund will operate with the same investment objectives, policies and restrictions as the corresponding Maryland Fund had in the past.


  If shareholders of a Maryland Fund do not approve its Reorganization, the Maryland Fund will continue in business as a Maryland corporation (or series thereof, as applicable.) The consummation of the Reorganization of any one Maryland Fund is not contingent upon the consummation of the Reorganization of any other AC Funds or VK Funds, individually or as a group.


  It will not be necessary for holders of certificates of the Maryland Funds to exchange their certificates for new certificates following consummation of the Reorganizations. Certificates for shares of the Maryland Funds issued prior to the Reorganizations shall represent outstanding shares of the corresponding Delaware Funds after the Reorganizations. New certificates will not be issued by the Delaware Funds after the Reorganizations to shareholders of the Delaware Funds unless specifically requested in writing. Shareholders of the Maryland Funds who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated similarly as shares of the corresponding Delaware Fund.


  Each Reorganization approved by shareholders will become effective as soon as practicable following receipt of such approval, taking into consideration all of the elements of the Consolidation. At such time as a Reorganization becomes effective, the respective New Advisory Agreement, New Sub-Advisory Agreement, if applicable, New 12b-1 Plans and New Service Agreements also will become effective and will continue thereafter if approved as required by the 1940 Act.


CERTAIN COMPARATIVE INFORMATION ABOUT MARYLAND FUNDS AND DELAWARE FUNDS


  Summary of the Trust Instrument. Each Delaware Trust has been established pursuant to a Trust Instrument under the laws of the State of Delaware. The Trust Instrument of each Delaware Trust created in connection with the Reorganizations of the AC Funds is identical, except for the name of the respective Delaware Trust. It currently is anticipated that each AC Fund's name will be changed concurrent with its Reorganization to, among other things, (i) include the phrase "Van Kampen," (ii) differentiate such fund from other funds in the combined fund complex or (iii) reflect other changes deemed appropriate by the AC Board. The investment objectives, policies and limitations of each Delaware Fund after the Reorganization will be the same as those of its corresponding Maryland Fund. Prior to the Reorganizations, each Delaware Fund will not have any assets or liabilities. During the Reorganization, the Maryland Fund will be the sole shareholder of its corresponding Delaware Fund immediately prior to the distribution of Delaware Fund shares to Maryland Fund shareholders.



  As a Delaware business trust, each Delaware Trust's operations will be governed by its Trust Instrument, its By-Laws and applicable Delaware law rather than by the Maryland Corporation's Articles of Incorporation, By-Laws and applicable Maryland law. The operations of each Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and applicable state securities law. The By-Laws of each Delaware Trust would include new provisions requiring that the chairman of the board be a trustee who is not an interested person of the AC Adviser or the respective Delaware Fund and that the number of trustees shall be fourteen, provided that such number shall be reduced over time until the number of trustees is eight. In addition, a provision would be added to the By-Laws of each Delaware Trust requiring the affirmative vote of at least two-thirds of the trustees to amend such new provisions of the By-Laws and to amend the provisions of such By-Laws relating to: (i) the mandatory retirement age of the trustees,
(ii) nominating or electing new trustees, (iii) adopting a retirement plan other than a deferred compensation plan or (iv) amending the foregoing supermajority provision of the By-Laws.

  Trustees of the Delaware Trusts. Subject to the provisions of the Trust Instrument, the business of each Delaware Trust is supervised by its trustees. The responsibilities, powers, and fiduciary duties of the trustees of the Delaware Trusts will be substantially the same as those of the Directors of the Maryland corporations. Under Maryland law, a director of the Maryland Funds may be removed with or without cause only by the affirmative vote of a majority of Shares entitled to vote for the election of directors. The provisions of the Trust Instrument would permit the AC Board to remove a trustee for cause by action of two-thirds of the trustees. The Trust Instrument also would require a supermajority vote of 80% of the trustees or the vote of a majority of the outstanding shares of the respective Delaware Trust to amend such removal provision. The trustees of each Delaware Trust would be all of the incumbent directors of each current Maryland Corporation plus, if the respective Consolidation is approved by shareholders of the respective Maryland Fund, the members of the VK Board set forth below in Proposal 3.



  Series of Delaware Trusts and Maryland Corporations. The Trust Instrument of each Delaware Trust permits the trustees thereof to create one or more series of the Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. The directors of each Maryland Corporation have substantially similar rights under their Articles of Incorporation and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance. Each share of a series of a Delaware Trust like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another.


  Delaware Trust Shareholder Liability and Maryland Corporation Shareholder Liability. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, shareholders of a Delaware business trust are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act (the Delaware Act) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private, for profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability applies in many other states. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Delaware Trust or its Trustees and (ii) provides for indemnification out of the series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series or fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, the AC Adviser believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.


  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends he receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to him by the Maryland corporation for his stock was paid in violation of Maryland law or (3) he otherwise receives any distribution, payment or release which exceeds the amount which he could properly receive under Maryland law.


  Liability of Trustees. Maryland law provides that in addition to any other liability imposed by law, the directors may be liable to a Maryland corporation:
(1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to Maryland law, (2) for voting or assenting to certain distributions of assets to shareholders during liquidation of the corporation and (3) for voting or assenting to a repurchase of the shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the directors or officers of a Maryland Fund, Maryland law permits such fund to indemnify a director or officer for certain expenses and to advance money for such expenses only if he demonstrates that he acted in good faith and reasonably believed that his conduct was in the best interest of such fund. In addition, the Articles of Incorporation for each of Corporate Bond Fund, Enterprise Fund, Equity Income Fund, Global Managed Assets Fund, High Yield Investments, Municipal Bond Fund, Pace Fund, Real Estate Securities Fund, Small Capitalization Fund, Texas Municipal Securities and American Capital World Portfolio Series, Inc. limit the personal liability of directors and officers to the corporation and its shareholders for monetary damages, except (i) to the extent that it is proved that the director or officer actually received an improper benefit or profit in money, property or services;
(ii) to the extent that a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (iii) his actions constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The other Maryland Funds contain no such provision. The Delaware Trust Instrument provides that the trustees shall not be liable to any person in connection with the assets or affairs of the Delaware Trust and that a trustee shall not be liable for any errors of judgement or mistakes of fact or law; but nothing in the Delaware Trust Instrument protects a trustee against any liability to the Delaware Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


  Voting Rights of Maryland Corporation and Delaware Trust Shareholders. Neither Maryland corporations nor Delaware business trusts are required to hold annual meetings. The Articles of Incorporation or By-laws of the Maryland Funds and Trust Instrument of the Delaware Trusts each, in substance, provide that a special meeting of shareholders may be called by the holders of 10% or more of the shares, except that the Articles of Incorporation of each of Comstock Fund, Corporate Bond Fund, Emerging Growth Fund, Enterprise Fund, Government Securities, Harbor Fund, Pace Fund, Reserve Fund, Texas Municipal Securities, and American Capital World Portfolio, Inc. provide that 10 or more holders of record (who have been holders of record for six months), and who hold in the aggregate either shares having net asset value of at least $25,000 or at least 1% of the shares, whichever is less, may apply to their respective board of directors stating that they wish to communicate with shareholders to request a meeting to remove any director, in which case the board shall either provide the applicants with a list of the names and addresses of all the respective shareholders or inform the applicants of the approximate number of shareholders and the approximate cost of mailing the proposed request to them.


  Each Delaware Trust, like its corresponding Maryland Corporation, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each Delaware Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of their respective Delaware Fund; ratification of the selection by the trustees of the independent public accountants for the Delaware Fund; and such additional matters relating to the Delaware Fund as may be required by law, or which the trustees consider desirable. If, at any time, less than two-thirds of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a meeting of shareholders of the affected Delaware Trust for the purpose of electing a board of trustees. Each Maryland Corporation intends to notify the SEC that its corresponding Delaware Trust will succeed to the Shares registered by the Maryland Corporation under the Securities Act of 1933.


  The Trust Instrument provides that shareholders shall have the power to vote only with respect to (i) the election or removal of Trustees as provided therein, (ii) the approval or termination of investment advisory agreements or distribution contracts, (iii) the termination or reorganization of the Trust or any series of the Trust, (iv) with respect to amendments of the Trust Instrument to the extent they would adversely affect the rights of shareholders, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Delaware Trust or any series or the shareholders thereof, and (vi) with respect to such additional matters as may be required by law, the Trust Instrument, By-Laws or as the trustees may consider necessary or desirable. The Maryland Articles of Incorporation and Maryland Law generally give shareholders substantially similar voting rights. Both the Delaware Trust Instrument and the Maryland Articles of Incorporation require a majority of shares to establish quorum for a meeting and require at least the vote of a majority of the shares present in person or by proxy at the meeting to constitute shareholder action.



  Shares of the Comstock Fund have cumulative voting rights, which means that only with regard to the election of directors, each shareholder of the Comstock Fund has the right to cast a number of votes equal to the number of Shares owned multiplied by the number of directors to be elected, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. Under the proposed Delaware Trust Instrument, Shares of the Comstock Fund would not have cumulative voting rights, which means, with respect to the election of trustees, each shareholder could cast a number of votes for each nominee equal to the number of shares owned. As a consequence, shareholders of the corresponding Delaware Trust holding a majority of its shares present at a shareholders meeting would be able to elect all of the trustees of the Comstock Fund following the Reorganization.



  Right of Inspection. Maryland law provides that persons who have been shareholders of record for six months or more and who own at least five percent of the shares of a Maryland Fund may inspect the books of account and stock ledger of the Maryland Fund. Delaware Fund shareholders have the same rights to inspect the records, accounts and books of the Delaware Fund as are permitted shareholders of a Delaware business corporation. Currently, each shareholder of a Delaware business corporation is permitted to inspect the records, accounts and books of a business corporation for any legitimate business purpose.



  The foregoing is only a summary of certain of the differences between the Maryland Funds, their Articles of Incorporation and by-laws and Maryland law and the Trust Instruments of the Delaware Funds, their By-laws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of such Articles of Incorporation, By-laws and Maryland law and the Trust Instrument, By-laws and Delaware law directly for a more thorough comparison. Shareholders on the Record Date may obtain copies of the organizational documents of the AC Funds by calling the telephone number set forth on the first page of this Proxy Statement.

TEMPORARY AMENDMENT TO INVESTMENT LIMITATIONS


  During the period prior to its Reorganization, each Maryland Fund will own the only outstanding share of each class of its corresponding Delaware Fund. By acquiring a nominal share of each class of its corresponding Delaware Fund, the Maryland Fund can then vote to elect as Trustees of such Delaware Fund the nominees named in Proposal 3 below, provided that shareholders of the Maryland Corporation elect such nominees at the Meeting, approve the New Investment Advisory Agreement, approve the New Sub-Advisory Agreement, if applicable, approve the New Distribution Plan and New Service Agreement and ratify the selection of independent public accountants, in order to comply with the provisions of the 1940 Act requiring such shareholder approvals.


  Certain of the Maryland Funds have investment restrictions which require shareholder approval before they can be changed and which might otherwise preclude such Maryland Fund from completing the Reorganization including (for example) restrictions which prohibit such Maryland Fund from purchasing any securities (other than tax-exempt obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Maryland Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer, or a prohibition against making investments for the purpose of exercising control or participating in management. By approving the Reorganizations, the shareholders will be authorizing a suspension of any and all of these restrictions only to the extent necessary to permit the Reorganizations to take place.

FEDERAL INCOME TAX CONSEQUENCES


  It is anticipated that the transactions contemplated by the Plans of Reorganization will be tax-free. Consummation of each Reorganization is subject to receipt of an opinion of O'Melveny & Myers, counsel to each Maryland Fund, that, under the Code, the Reorganization of the respective Maryland Fund into a Delaware Fund pursuant to a Plan of Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Current Maryland Fund, the Maryland Corporation or the shareholders of the Maryland Fund. A shareholder's adjusted basis for tax purposes in shares of a Delaware Fund after the Reorganizations will be the same as his adjusted basis for tax purposes in the shares of the corresponding Maryland Fund immediately before the Reorganizations. Each shareholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

EXPENSES

  The expenses related to the Reorganization of each Maryland Fund into a Delaware Fund will be borne by Van Kampen American Capital and each respective Maryland Fund as set forth under "EXPENSES" below.

RECOMMENDATION OF DIRECTORS


  The AC Board has unanimously approved the proposed Reorganization of each Maryland Fund and has determined that participation in such Reorganization is in the best interests of each Maryland Fund and that the interests of existing shareholders of each Maryland Fund will not be diluted as a result of the Reorganization. THE AC BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH MARYLAND FUND VOTE "FOR APPROVAL" OF PROPOSAL 2.


REQUIRED VOTE


  In accordance with the Articles of Incorporation of each Maryland Fund, an affirmative vote of a majority of the outstanding Shares of the respective Maryland Fund entitled to vote on the proposal is required to approve the respective Reorganization and subsequent liquidation and dissolution of the respective Maryland Fund.


- ------------------------------------------------------------------------------
PROPOSAL 3: ELECTION OF DIRECTORS OR TRUSTEES
- ------------------------------------------------------------------------------


  At a meeting held on May 11, 1995, the AC Board unanimously approved increasing the number of trustees for each AC Entity from eight to fourteen and nominated each of the incumbent trustees or directors, as the case may be, to stand for re-election and also nominated Messrs. Philip P. Gaughan, R. Craig Kennedy, Donald C. Miller, Jack E. Nelson, Jerome L. Robinson and Wayne W. Whalen to fill the new trustee positions. Each of the new nominees currently serves on the VK Board. The VK Board has also unanimously approved increasing the number of members of the VK Board from seven to fifteen and nominated each of its incumbent trustees for re-election and each of the members of the AC Board to fill the new positions.



  The AC Board together with the VK Board evaluated the benefits to shareholders resulting from the proposed combination of the AC Board and the VK Board. Each of the AC Board and the VK Board determined that a combined board could more effectively seek to maximize the benefits of a unified fund complex including: implementation of exchangeability of shares among the AC Funds and the VK Funds; positioning the unified fund complex to maximize benefits for marketing; more effective supervision of the implementation of improved shareholder service programs across the combined fund complex; combining historical knowledge and experience of the two-fund complexes; more effective evaluation of potential combinations of similar funds thereby achieving economies of scale for shareholders; and the elimination of overlapping expenses and demands on Management's attention from two separate boards.



  The AC Board also evaluated the costs to shareholders of the AC Funds resulting from the combination of the AC Board and the VK Board. The principal cost associated with the combination of the two boards would be the added expense to each AC Fund of compensating the six additional trustees. In order to alleviate such additional expense, the trustees approved a reduction in the compensation per trustee and agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee, until December 31, 1996, based upon the current net assets and the current number of Van Kampen American Capital Funds. In addition, the AC Adviser has agreed to reimburse the AC Funds through December 31, 1996 for any increase in the aggregate trustees' compensation over such funds' 1994 fiscal year aggregate compensation. It is anticipated that by December 31, 1996, reductions in the number of trustees on the combined board is expected to reduce the aggregate compensation of the combined board to approximately the current aggregate compensation of the AC Board.


THE DIRECTORS/TRUSTEES


  The following schedule sets forth the initial election of each incumbent director/trustee of each AC Entity listed below:


- ------------------------------------------------------------------------------
AC ENTITIES -- BEGINNING SERVICE AS A DIRECTOR/TRUSTEE
- ------------------------------------------------------------------------------


            AC FUND              BRANAGAN  CARUSO   HILSMAN   POWELL   REES   SHEEHAN   SISTO   WOODSIDE
- -------------------------------- --------  ------   -------   ------   ----   -------   -----   --------
Comstock........................   1991     1991      1979     1987    1968     1991     1979     1986
Corporate Bond..................   1991     1991      1978     1987    1980     1991     1978     1986
Emerging Growth.................   1991     1991      1978     1987    1980     1991     1978     1986
Enterprise......................   1991     1991      1980     1987    1962     1991     1980     1986
Equity Income...................   1991     1991      1978     1987    1979     1991     1978     1986
Federal Mortgage................   1991     1991      1985     1987    1985     1991     1985     1986
Global Managed..................   1993     1993      1993     1993    1993     1993     1993     1993
Government Securities...........   1991     1991      1984     1987    1984     1991     1984     1986
Government Target...............   1991     1991      1990     1990    1990     1991     1990     1990
Growth & Income.................   1991     1991      1969     1987    1979     1991     1973     1986
Harbor..........................   1991     1991      1979     1987    1962     1991     1979     1986
High Yield......................   1991     1991      1979     1987    1980     1991     1979     1986
Life Investment Trust
 Government Portfolio...........   1991     1991      1985     1987    1985     1991     1985     1986
 Common Stock Portfolio.........   1991     1991      1985     1987    1985     1991     1985     1986
 Money Market Portfolio.........   1991     1991      1985     1987    1985     1991     1985     1986
 Multiple Strategy Portfolio....   1991     1991      1985     1987    1985     1991     1985     1986
 Domestic Income Portfolio......   1991     1991      1985     1987    1985     1991     1985     1986
Municipal Bond..................   1991     1991      1979     1987    1980     1991     1979     1986
Pace............................   1991     1991      1980     1987    1968     1991*    1980     1986
Real Estate.....................   1994     1994      1994     1994    1994     1994     1994     1994
Small Capitalization............   1993     1993      1993     1993    1993     1993     1993     1993

            AC FUND              BRANAGAN  CARUSO   HILSMAN   POWELL   REES   SHEEHAN   SISTO   WOODSIDE
- -------------------------------- --------  ------   -------   ------   ----   -------   -----   --------
Tax Exempt Trust
 High Yield Portfolio...........   1991     1991      1984     1987    1984     1991     1984     1986
 Insured Portfolio..............   1991     1991      1984     1987    1984     1991     1984     1986
Texas Municipal.................   1991     1991      1991     1991    1991     1991     1991     1991
U.S. Government Trust...........   1992     1992      1992     1992    1992     1992     1992     1992
Utilities Income................   1993     1993      1993     1993    1993     1993     1993     1993
World Portfolio Series
 Global Equity Fund.............   1991     1991      1991     1991    1991     1991     1991     1991
 Global Government Fund.........   1991     1991      1991     1991    1991     1991     1991     1991


- ---------------

* Mr. Sheehan also served as a director of Pace Fund from 1972 to 1980.


  With respect to each AC Fund, fourteen directors/trustees are to be elected at the Meeting to serve until reaching their designated retirement age or until their successors are duly elected and qualified. The election of each nominee requires an affirmative vote of a plurality of the Shares entitled to vote present at the Meeting in person or by proxy. Shareholders of each AC Entity will vote together as a single class on the election of nominees for the respective AC Entity; thus, shareholders of Global Government Fund and Global Equity Fund will vote together as a single class to elect directors on behalf of the American Capital World Portfolio Series, Inc., shareholders of the Common Stock Portfolio, Strategic Income Portfolio, Money Market Portfolio, Multiple Strategy Portfolio and Government Portfolio will vote together with the other series of such corporation or trust as a single class to elect trustees of the American Capital Life Investment Trust, and shareholders of the High Yield Municipal Portfolio and Insured Municipal Portfolio will vote together as a single class to elect trustees of the American Capital Tax-Exempt Trust. In addition, the Comstock Fund's Shares have cumulative voting rights, which means that each shareholder of the Comstock Fund has the right to cast a number of votes equal to the number of Shares owned multiplied by the number of directors to be elected, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates, as he or she chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the fourteen nominees named below, reserving the right, however, to cumulate the votes of shareholders of the Comstock Fund and distribute them among the nominees for the Comstock Fund at the discretion of the proxy holders. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.


  The proposed Delaware Trust Instrument (as discussed in Proposals 1 and 2) provides that the combined board of trustees shall consist of not more than fourteen trustees. In the event a vacancy occurs on the combined board, the By-Laws of each Delaware Trust provide that the size of the combined board will be reduced over time until the number of trustees is eight. Thereafter, subject to the provisions of the 1940 Act, the remaining trustees shall appoint a person to fill any vacancy for the entire unexpired term.

  Following the Meeting, the AC Funds do not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of each AC Fund that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting for the purpose of removing a board member. The combined board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any such board member when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of such AC Fund. In addition, the combined board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

  Each of the nominees named below has agreed to serve as a director/trustee, as the case may be, if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the AC Board.

  The following sets forth the names, ages, principal occupations and other information respecting the nominees:


                                      PRINCIPAL OCCUPATIONS OR
        NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
J. Miles Branagan........... Co-founder, Chairman, Chief Executive
8212 Morning Dove Road       Officer and President of MDT Corporation,
Raleigh, NC 27615            a company which develops manufactures,
  Age: 62                    markets and services medical and
                             scientific equipment. A director or
                             trustee of each of the AC Funds.
Richard E. Caruso........... Founder, Chairman and Chief Executive
Two Randor Station, Suite    Officer, Integra Life Sciences
  314                        Corporation, a firm specializing in life
King of Prussia Road         sciences. Trustee of Susquehanna
Radnor, PA 19087             University and First Vice President, The
  Age: 52                    Baum School of Art; Founder and Director
                             of Uncommon Individual Foundation, a youth
                             development foundation. Director of
                             International Board of Business
                             Performance Group, London School of
                             Economics. Formerly, Director of First
                             Sterling Bank, and Executive Vice
                             President and a Director of LFC Financial
                             Corporation, a provider of lease and
                             project financing. A director or trustee
                             of each of the AC Funds.

                                      PRINCIPAL OCCUPATIONS OR
        NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
Philip P. Gaughan........... Prior to February, 1989, Managing Director
9615 Torresdale Avenue       and Manager of Municipal Bond Department,
Philadelphia, PA 19114       W. H. Newbold's Sons & Co. A trustee of
  Age: 66                    each of the VK Funds.
Roger Hilsman............... Professor of Government and International
251-1 Hamburg Cove           Affairs Emeritus, Columbia University. A
Lyme, CT 06371               director or trustee of each of the AC
  Age: 75                    Funds.
R. Craig Kennedy............ President and Director, German Marshall
1341 E. 50th Street          Fund of the United States. Formerly,
Chicago, IL 60615            advisor to the Dennis Trading Group Inc.
  Age: 43                    Prior to 1992, President and Chief
                             Executive Officer, Director and member of
                             the Investment Committee of the Joyce
                             Foundation, a private foundation. A
                             trustee of each of the VK Funds.
Donald C. Miller............ Prior to 1992, Director of Royal Group,
415 North Adams              Inc., a company in insurance related
Hinsdale, IL 60521           businesses. Formerly Vice Chairman and
  Age: 75                    Director of Continental Illinois National
                             Bank and Trust Company of Chicago and
                             Continental Illinois Corporation. Chairman
                             of the Board and a trustee of each of the
                             VK Funds.
Jack E. Nelson.............. President of Nelson Investment Planning
423 Country Club Drive       Services, Inc., a financial planning
Winter Park, FL 32789        company and registered investment adviser.
  Age: 59                    President of Nelson Investment Brokerage
                             Services Inc., a member of the National
                             Association of Securities Dealers, Inc.
                             (NASD) and Securities Investors Protection
                             Corp. (SIPC) A trustee of each of the VK
                             Funds.

                                      PRINCIPAL OCCUPATIONS OR
        NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
Don G. Powell*.............. President, Chief Executive Officer and a
2800 Post Oak Blvd.          Director of VK/AC Holding, Inc. and Van
Houston, TX 77056            Kampen American Capital and Chairman,
  Age: 55                    Chief Executive Officer and a Director of
                             Van Kampen American Capital Distributors,
                             Inc., the VK Adviser, the AC Adviser and
                             Van Kampen American Capital Management,
                             Inc. Director, President and Chief
                             Executive Officer of Van Kampen American
                             Capital Advisers, Inc. and Van Kampen
                             American Capital Exchange Corp.; Director
                             and Executive Vice President of Advantage
                             Capital Corporation, ACCESS Investor
                             Services, Inc., Van Kampen American
                             Capital Services, Inc. and Van Kampen
                             American Capital Trust Company; Director
                             of McCarthy, Crisanti & Maffei, Inc.;
                             Director, Trustee or Managing General
                             Partner of each of the AC Funds and other
                             open-end investment companies and
                             closed-end investment companies advised by
                             the AC Adviser. He is also Chairman of the
                             Board and a trustee of the Van Kampen
                             Merritt Series Trust and closed-end
                             investment companies advised by the VK
                             Adviser.
David Rees.................. Contributing Columnist and, prior to 1995,
1601 Country Club Drive      Senior Editor of Los Angeles Business
Glendale, CA 91208           Journal. A director of Source Capital,
  Age: 71                    Inc., a closed-end investment company
                             unaffiliated with Van Kampen American
                             Capital, a director and the second vice
                             president of International Institute of
                             Los Angeles. A director or trustee of each
                             of the AC Funds.
Jerome L. Robinson.......... President of Robinson Technical Products
115 River Road               Corporation, a manufacturer and processor
Edgewater, NJ 07020          of welding alloys, supplies and equipment.
  Age: 72                    Director of Pacesetter Software, a
                             software programming company specializing
                             in white collar productivity. Director of
                             Panasia Bank. A trustee of each of the VK
                             Funds.
Lawrence J. Sheehan*........ Of Counsel to and formerly Partner (from
1999 Avenue of the Stars     1969 to 1994) of the law firm of O'Melveny
Suite 700                    & Myers, legal counsel to the AC Funds.
Los Angeles, CA 90067        Director, FPA Capital Fund, Inc.; FPA New
  Age: 62                    Income Fund, Inc.; FPA Perennial Fund,
                             Inc.; Source Capital, Inc.; and TCW
                             Convertible Security Fund, Inc. A director
                             or trustee of each of the AC Funds.

                                      PRINCIPAL OCCUPATIONS OR
        NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
Fernando Sisto.............. George M. Bond Chaired Professor and,
Stevens Institute            prior to 1995, Dean of Graduate School and
  of Technology              Chairman, Department of Mechanical
Castle Point Station         Engineering, Stevens Institute of
Hoboken, NJ 07030            Technology. Director of Dynalysis of
  Age: 70                    Princeton, a firm engaged in engineering
                             research. Chairman of the Board and a
                             director or trustee of each of the AC
                             Funds.
Wayne W. Whalen*............ Partner in the law firm of Skadden, Arps,
333 West Wacker Drive        Slate, Meagher & Flom, legal counsel to
Chicago, IL 60606            the VK Funds. A trustee of each of the VK
  Age: 55                    Funds. He also is a trustee of the Van
                             Kampen Merritt Series Trust and closed-end
                             investment companies advised by the VK
                             Adviser.
William S. Woodside......... Vice Chairman of the Board of LSG Sky
712 Fifth Avenue             Chefs, Inc., a caterer of airline food.
40th Floor                   Formerly, Director of Primerica
New York, NY 10019           Corporation (currently known as The
  Age: 73                    Traveler's Inc.). Formerly, Director of
                             James River Corporation, a producer of
                             paper products. Trustee, and former
                             President of Whitney Museum of American
                             Art. Formerly, Chairman of Institute for
                             Educational Leadership, Inc., Board of
                             Visitors, Graduate School of The City
                             University of New York, Academy of
                             Political Science. Trustee of Committee
                             for Economic Development. Director of
                             Public Education Fund Network, Fund for
                             New York City Public Education. Trustee of
                             Barnard College. Member of Dean's Council,
                             Harvard School of Public Health. Member of
                             Mental Health Task Force, Carter Center. A
                             director or trustee of each of the AC
                             Funds.


- ---------------

* Such nominees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Powell is an interested person of the AC Adviser and each AC Fund by reason of his position with the AC Adviser. Mr. Sheehan and Mr. Whalen are interested persons of the AC Adviser and each AC Fund by reason of their firms having acted as legal counsel to the AC Adviser or an affiliate thereof.

  As of May 19, 1995, certain nominees owned, directly or beneficially, the number of Class A Shares of each Fund as set forth in the table below. Nominees who do not own any Shares of the AC Funds have been omitted from the table. Also, AC Funds which are not owned by any nominees have been omitted from the table. As of May 19, 1995, no nominee owned any Class B Shares or Class C Shares of any AC Fund.


- ------------------------------------------------------------------------------
CLASS A SHARES OWNED(1)
- ------------------------------------------------------------------------------


                                             MR.       MR.        MR.      MR.       MR.      MR.
                FUND NAME                   POWELL   BRANAGAN   HILSMAN    REES    SHEEHAN   SISTO
- ------------------------------------------  ------   --------   -------   ------   -------   ------
Comstock Fund.............................                56       120    11,159
Corporate Bond Fund.......................               141       197     1,284              1,851
Emerging Growth Fund......................  23,713        44     1,739       825              2,867
Enterprise Fund...........................  43,768        76       794    12,405              9,050
Equity Income Fund........................               184       162       875                767
Global Managed Assets Fund................                                                      387
Government Securities.....................                92       115       829              3,947
Growth and Income Fund....................                75     6,537     7,599              5,174
Harbor Fund...............................  22,952        65       112     5,534              2,907
High Yield Investments....................               157     1,232     1,598             11,372
Municipal Bond Fund.......................            19,185       122       281                356
Pace Fund.................................                79       321     3,753
Real Estate Securities Fund...............                                 1,093
Reserve Fund..............................   3,931     1,000     1,221    194,092            16,630
Texas Municipal Securities................                99
Utilities Income Fund.....................             1,032                 605
Global Government Fund....................               111                 274              2,852
Global Equity Fund........................  17,520       100                 201              2,728
Government Target '97.....................
Federal Mortgage Trust....................                80                                    595
Government Trust..........................               107
High Yield Municipal Portfolio............  11,849     8,780                 490   40,153     1,305
Insured Municipal Portfolio...............             8,606



- ---------------


(1) Aggregate ownership for each AC Fund constitutes less than 1% of the outstanding Shares of the respective AC Fund.


  Mr. Powell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital Companies, and has entered into an employment contract (for a term of five years) with Van Kampen American Capital.


  Each of the AC Funds currently has an Executive Committee, a Nominating Committee, an Audit Committee, and a Brokerage Review Committee.

  The Executive Committee, consisting of Messrs. Powell, Sheehan, Sisto and Hilsman, may act for the board of directors/trustees between board meetings except where board action is required by law.



  The functions of the Nominating Committee are (1) selecting and recommending to the full board of directors/trustees nominees for election as directors/trustees and (2) proposing and recommending to the full board of directors/trustees the terms of compensation for directors. The committee presently consists of all members of the AC Board except Mr. Powell. The committee held two meetings during the last fiscal year. The committee is prepared to review nominations from shareholders to fill directorships in written communications addressed to the committee at the respective AC Fund's headquarters, although the committee expects to be able to identify from its own resources an ample number of qualified candidates.



  The Audit Committee makes recommendations to the AC Board concerning the selection of the AC Funds' independent public accountants, reviews with such accountants the scope and results of the annual audit and considers any comments which the accountants may have regarding the Fund's financial statement or books of account. The committee presently consists of all members of the AC Board except Mr. Powell. The committee held five meetings during the last fiscal year.



  The Brokerage Review Committee monitors the AC Adviser's brokerage practices. The committee presently consists of all members of the AC Board except Mr. Powell.



  If the consolidation is approved at the Meeting, it is anticipated that the combined board will have two standing committees: an Audit Committee and a Brokerage Review Committee. The AC Board anticipates that such Audit Committee and Brokerage Review Committee will have similar responsibilities as each such committee had prior to the Reorganizations. It is anticipated that each trustee not affiliated with the AC Funds or the VK Funds will serve on one of the committees, but no trustee would serve on more than one committee or receive additional compensation for serving on a committee.



  The AC Board met nineteen times during 1994. During 1994, all
Directors/Trustees attended at least 75% of the aggregate of (1) the total number of meetings of the AC Board and (2) the total number of meetings held by all committees of the AC Board on which they served.



  The disinterested trustees of each AC Entity are required to select and nominate disinterested trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the disinterested directors/trustees at the respective AC Entity's office. The disinterested directors/trustees of each AC Entity expect to be able to identify from their own resources an ample number of qualified candidates.


  The compensation of directors/trustees who are affiliated persons (as defined in the 1940 Act) of the AC Adviser, the Distributor or Van Kampen American Capital is paid by the respective entity. Each of the AC Entities pay compensation to the non-affiliated directors/trustees. During each AC Fund's 1994 fiscal year, each director/trustee who was not affiliated with the AC Adviser, Distributor or Van Kampen American Capital received a retainer of $40,000 and a meeting fee of $1,000 per meeting, plus expenses. Members (other than Mr. Powell) of the Audit Committee, the Brokerage Review Committee, the Executive Committee and the Nominating Committee received $1,000 for each meeting of the respective committee. The chairman of the board received additional fees at the annual rate of $15,000. Retainers, meeting fees, chairman's fees and expenses were allocated among the AC Funds based on the number of AC Funds and on each AC Fund's respective assets. Under each AC Fund's deferred compensation plan, each trustee who is not affiliated with the AC Adviser, the Distributor or Van Kampen American Capital can elect to defer receipt of all or a portion of such trustee's fees earned until such trustee's retirement. Each trustee of an AC Fund that defers compensation elects to be credited with an earnings component on amounts deferred equal to the income earned by the respective AC Fund on its short-term investments or equal to the total return of the respective AC Fund. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of respective AC Fund.

  The following table provides summary compensation information for each of the incumbent trustees of each Fund:


                           1994 COMPENSATION TABLE(1)



                                          PENSION OR
                                          RETIREMENT       ESTIMATED         TOTAL
                                       BENEFITS ACCRUAL      ANNUAL      COMPENSATION
                        AGGREGATE          PER FUND         BENEFITS     FROM THE FUND
                       COMPENSATION        AS PART          PER FUND     COMPLEX PAID
                        FROM EACH          OF FUND            UPON            TO
   DIRECTOR/TRUSTEE        FUND            EXPENSES        RETIREMENT    TRUSTEES(2)(3)
   ----------------    ------------    ----------------    ----------    -------------
J. Miles Branagan......    (4)              0                  0            $64,000
Dr. Richard E.
  Caruso...............    (4)              0                  0            $64,000
Dr. Roger Hilsman......    (4)              0                  0            $66,000
David Rees.............    (4)              0                  0            $64,000
Lawrence J. Sheehan....    (4)              0                  0            $67,000
Dr. Fernando Sisto.....    (4)              0                  0            $72,000
William S. Woodside....    (4)              0                  0            $18,000(5)


- ---------------

(1) Mr. Powell was an affiliated person of the AC Adviser during fiscal year 1994 and did not receive compensation directly from the AC Funds.


(2) In 1994, the AC Fund Complex consisted of the 29 funds advised by the AC Adviser that are supervised by the AC Board. The amounts shown in this column are based on the Aggregate Compensation from the AC Funds during the calendar year ended December 31, 1994. The AC Adviser also serves as investment adviser for other open-end and closed-end investment companies; however, with the exception of Mr. Powell, the trustees are not trustees of such investment companies.


(3) Includes the following amounts for which the various funds were reimbursed by the Adviser -- Branagan, $2,000; Caruso, $2,000; Hilsman, $1,000; Rees, $2,000; Sheehan, $2,000; Woodside, $1,000 (Mr. Woodside was paid $36,000 directly by the AC Adviser as discussed in footnote 5 below).

(4) The Aggregate Compensation from each Fund during its 1994 fiscal year is shown in Appendix C.


(5) The total compensation paid to Mr. Woodside by the Fund Complex and the AC Adviser was $54,000. The amount of his compensation that was paid by the AC Funds is shown above. Prior to October 6, 1994, Mr. Woodside's compensation was paid directly by the AC Adviser.



  If the combination of the AC Board and the VK Board is approved by shareholders, the AC Funds anticipate certain changes to the compensation of the trustees. Each trustee of an AC Fund who is not affiliated with the AC Adviser, the

Distributor or Van Kampen American Capital will receive an annual retainer of $35,000 for acting as trustee to all of the AC Funds and a meeting fee of $1,000 per Board meeting of the AC Funds, plus expenses. These retainers, meeting fees and expenses will be allocated among the AC Funds based on the number of AC Funds and on each AC Fund's respective assets. No additional fees are proposed to be paid for committee meetings or to the chairman of the board. The principal cost associated with the combination of the two boards would be the added expense of compensating the additional trustees. Each of the proposed additional trustees is not an affiliated person of the AC Adviser, the Distributor or Van Kampen American Capital and such persons are eligible for compensation from the AC Funds. In order to alleviate such additional expense, the trustees approved a reduction in the compensation per trustee and agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the current net assets and the current number of Van Kampen American Capital funds. (except that Mr. Whalen, who is a trustee of 34 closed-end funds advised by the VK Adviser, would receive an additional $119,000 for serving as a trustee of such funds). In addition, the AC Adviser has agreed to reimburse the AC Funds through December 31, 1996 for any increase in the aggregate trustees' compensation paid by such funds over their 1994 fiscal year aggregate compensation. It is anticipated that by December 31, 1996, reductions in the number of trustees on the combined board will reduce the per fund compensation of the combined board paid by the AC Funds to approximately the current per fund compensation of the AC Board.



OFFICERS


  The following table sets forth certain information concerning the principal executive officers of the AC Funds (other than information concerning Mr. Powell, which is set forth above), each of which holds the same office with each of the AC Funds.

  The officers of the AC Funds serve for one year or until their respective successors are chosen and qualified. The officers of the AC Funds receive no compensation from the AC Funds, but are also officers of the AC Adviser, the Distributor or Van Kampen American Capital and receive compensation in such capacities. Unless otherwise specified, the address for each officer is 2800 Post Oak Boulevard, Houston, Texas 77056.


                                                   PRINCIPAL OCCUPATION
     NAME, ADDRESS           POSITION WITH                DURING
        AND AGE             THE AC FUNDS(1)            PAST 5 YEARS
- -----------------------  ---------------------  --------------------------
B. Robert Baker........  Vice President         Associate Portfolio
Age: 40                  Comstock Fund,         Manager of the AC Adviser;
                         American Capital Life  formerly, Vice President
                         Investment Trust       -- Portfolio Manager,
                                                Variable Annuity Life
                                                Insurance Company.

                                                   PRINCIPAL OCCUPATION
     NAME, ADDRESS           POSITION WITH                DURING
        AND AGE             THE AC FUNDS(1)            PAST 5 YEARS
- -----------------------  ---------------------  --------------------------
Cindee Burkitt.........  Vice President         Associate Portfolio
Age: 41                  American Capital Life  Manager of the AC Adviser;
                         Investment Trust       formerly, Senior
                                                Securities Analyst.
Nori L. Gabert.........  Vice President and     Vice President, Associate
Age: 41                  Secretary              General Counsel and
                                                Corporate Secretary of the
                                                AC Adviser.
Tanya M. Loden.........  Vice President and     Vice President and
Age: 35                  Controller             Controller of most of the
                                                investment companies
                                                advised by the AC Adviser;
                                                formerly Tax
                                                Manager/Assistant
                                                Controller.
Dennis J. McDonnell....  Vice President         President, Chief Operating
One Parkview Plaza                              Officer and a Director of
Oakbrook Terrace, IL                            the VK Adviser, the AC
60181                                           Adviser and Van Kampen
Age: 52                                         American Capital
                                                Management, Inc. Director
                                                of VK/AC Holding, Inc. and
                                                Van Kampen American
                                                Capital. Director of
                                                McCarthy, Crisanti &
                                                Maffei, Inc. and Chairman
                                                and a Director of MCM Asia
                                                Pacific Company, Ltd.
                                                President, Chief Executive
                                                Officer and a trustee of
                                                each of the VK Funds. He
                                                is also President, Chief
                                                Executive Officer and a
                                                trustee of the Van Kampen
                                                Merritt Series Trust and
                                                closed-end investment
                                                companies advised by the
                                                VK Adviser. Prior to
                                                December, 1991, Senior
                                                Vice President of Van
                                                Kampen Merritt Inc.
Curtis W. Morell.......  Vice President and     Vice President and
Age: 48                  Treasurer              Treasurer of most of the
                                                investment companies
                                                advised by the AC Adviser.

                                                   PRINCIPAL OCCUPATION
     NAME, ADDRESS           POSITION WITH                DURING
        AND AGE             THE AC FUNDS(1)            PAST 5 YEARS
- -----------------------  ---------------------  --------------------------
Ronald A. Nyberg.......  Vice President         Executive Vice President,
One Parkview Plaza                              General Counsel and
Oakbrook Terrace                                Secretary of Van Kampen
Illinois 60181                                  American Capital;
Age: 41                                         Executive Vice President
                                                and a Director of the VK
                                                Adviser and the
                                                Distributor. Executive
                                                Vice President of the AC
                                                Adviser. Vice President
                                                and Secretary of
                                                closed-end investment
                                                companies advised by the
                                                VK Adviser. Director of
                                                ICI Mutual Insurance Co.,
                                                a provider of insurance to
                                                members of the Investment
                                                Company Institute. Prior
                                                to March 1990, Secretary
                                                of Van Kampen Merritt
                                                Inc., the VK Adviser and
                                                McCarthy, Crisanti &
                                                Maffei, Inc.
Robert C. Peck, Jr. ...  Vice President         Senior Vice President and
Age: 48                                         Director of the AC
                                                Adviser.
John R. Reynoldson.....  Vice President         Senior Investment Vice
Age: 42                  Global Managed Assets  President of the AC
                         Fund, Government       Adviser.
                         Securities,
                         Government Target
                         '97, American Capital
                         Life Investment
                         Trust, American
                         Capital World
                         Portfolio Series,
                         Inc.
Alan T. Sachtleben.....  Vice President         Executive Vice President
Age: 53                                         and Director of the AC
                                                Adviser; Executive Vice
                                                President of VK/AC
                                                Holding, Inc., Van Kampen
                                                American Capital and the
                                                VK Adviser.

                                                   PRINCIPAL OCCUPATION
     NAME, ADDRESS           POSITION WITH                DURING
        AND AGE             THE AC FUNDS(1)            PAST 5 YEARS
- -----------------------  ---------------------  --------------------------
Walter W. Stabell,       Vice President         Associate Portfolio
  III..................  American Capital Life  Manager of the AC Adviser;
Age: 36                  Investment Trust       formerly Senior Securities
                                                Analyst of the AC Adviser.
David R. Troth.........  Vice President         Senior Investment Vice
Age: 61                  Corporate Bond Fund,   President of the AC
                         American Capital Life  Adviser.
                         Investment Trust,
                         Reserve Fund
J. David Wise..........  Vice President and     Vice President, Associate
Age: 51                  Assistant Secretary    General Counsel and
                                                Assistant Corporate
                                                Secretary of the AC
                                                Adviser.
Paul R. Wolkenberg.....  Vice President         Senior Vice President of
Age: 50                                         the AC Adviser; President,
                                                Chief Operating Officer
                                                and Director of Van Kampen
                                                American Capital Services,
                                                Inc.; Executive Vice
                                                President, Chief Operating
                                                Officer and Director of
                                                Van Kampen American
                                                Capital Trust Company;
                                                Executive Vice President
                                                and Director of ACCESS
                                                Investor Services, Inc.
James H. Behrmann......  Vice President         Vice President --
Age: 52                  Harbor Fund            Portfolio Manager of the
                                                Adviser.
Ellis S. Bigelow.......  Vice President         Senior Investment Vice
Age: 41                  High Yield             President of the Adviser.
                         Investments
Stephen L. Boyd........  Vice President         Senior Investment Vice
Age: 54                  Pace Fund              President -- Portfolio
                                                Manager of the Adviser.

                                                   PRINCIPAL OCCUPATION
     NAME, ADDRESS           POSITION WITH                DURING
        AND AGE             THE AC FUNDS(1)            PAST 5 YEARS
- -----------------------  ---------------------  --------------------------
Mary Jayne Maly........  Vice President         Portfolio Manager of the
Age: 39                  American Capital Life  Adviser; formerly, Senior
                         Investment Trust,      Equity Analyst, Texas
                         Real Estate            Commerce Investment
                         Securities Fund,       Management Company.
                         Utilities Income Fund
Thomas Copper..........  Vice President         Associate Portfolio
Age: 36                  Utilities Income Fund  Manager of the Adviser;
                                                formerly, Credit Analyst
                                                of the Adviser.
James A. Gilligan......  Vice President         Vice President --
Age: 36                  Equity Income Fund,    Portfolio Manager of the
                         Growth and Income      Adviser.
                         Fund, American
                         Capital Life
                         Investment Trust,
                         Real Estate
                         Securities Fund
Wayne D. Godlin........  Vice President         Vice President --
Age: 34                  American Capital Tax   Portfolio Manager of the
                         Exempt Trust           AC Adviser.
Ralph P. Goldsticker...  Vice President         Vice President/Director,
Age: 43                  American Capital Life  Equity Research of the AC
                         Investment Trust,      Adviser.
                         Small Capitalization
                         Fund
David C. Johnson.......  Vice President         Vice President --
Age: 42                  Municipal Bond Fund    Portfolio Manager of the
                                                AC Adviser and the VK
                                                Adviser.
Peter G. Kapourelos....  Vice President         Division Manager,
Age: 75                  High Yield             Advantage Capital
                         Investments, Equity    Corporation.
                         Income Fund
Gary M. Lewis..........  Vice President         Vice President --
Age: 41                  American Capital Life  Portfolio Manager of the
                         Investment Trust,      AC Adviser.
                         Emerging Growth Fund

                                                   PRINCIPAL OCCUPATION
     NAME, ADDRESS           POSITION WITH                DURING
        AND AGE             THE AC FUNDS(1)            PAST 5 YEARS
- -----------------------  ---------------------  --------------------------

Ted Mundy..............  Vice President         Portfolio Manager of the
Age: 34                  Federal Mortgage       AC Adviser; formerly,
                         Trust, Government      Portfolio Manager, AMR
                         Trust                  Investment Services, Inc.
                                                and Trader, Howard, Weil,
                                                Labouisse and Friedrichs.
Jeff D. New............  Vice President         Associate Portfolio
Age: 38                  Global Managed As-     Manager of the AC Adviser.
                         sets Fund, Enter-
                         prise Fund, American
                         Capital Life
                         Investment Trust,
                         American Capital
                         World Portfolio
                         Series, Inc.
Joseph A. Piraro.......  Vice President         Vice President --
Age: 46                  American Capital Tax   Portfolio Manager of the
                         Exempt Trust, Texas    AC Adviser and the VK
                         Municipal Securities   Adviser; formerly employed
                                                by First Chicago Capital
                                                Markets.
Franklin Ruben.........  Vice President         Portfolio Manager of the
Age: 35                  American Capital Tax   AC Adviser; formerly
                         Exempt Trust           Securities Analyst of the
                                                AC Adviser.


- -------------------------

(1) Unless otherwise noted, position listed applies to all AC Funds.



  With respect to the AC Funds, as of May 19, 1995, the trustees and officers as a group owned less than 1% of the outstanding Shares of each AC Fund. At such date, the "interested persons" of the AC Funds as a group owned an aggregate of less than 5% of the outstanding Shares of each AC Fund.


SHAREHOLDER APPROVAL


  The affirmative vote of a plurality of the outstanding Shares of an AC Entity present in person or by proxy and entitled to vote for directors/trustees is required to elect the nominees for such AC Entity. THE BOARD OF EACH AC ENTITY RECOMMENDS A VOTE "IN FAVOR" OF ALL OF THE NOMINEES.

- ------------------------------------------------------------------------------

PROPOSAL 4: RATIFICATION OF INDEPENDENT PUBLIC

               ACCOUNTANTS
- ------------------------------------------------------------------------------

  The board of each AC Entity, including a majority of the directors/trustees who are not "interested persons" of each AC Entity, have selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements for the current fiscal year of each AC Fund. Each AC Entity knows of no direct or indirect financial interest of such firm in such AC Entity. Such appointment is subject to ratification or rejection by the shareholders of each AC Entity with shareholders of each AC Entity voting as a single class. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

- ------------------------------------------------------------------------------
EXPENSES
- ------------------------------------------------------------------------------

  Van Kampen American Capital will initially bear the expense of the Reorganization of each AC Fund into a Delaware Fund and of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice, this Proxy Statement and all other related costs in connection with the solicitation of proxies with respect to the Consolidation, which shall include reimbursement to banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of each AC Fund (the "Proxy Expense"). During the five-year period ending on the fifth anniversary of the consummation of the Consolidation, if an AC Fund realizes a benefit resulting from the Consolidation, the AC Fund will reimburse Van Kampen American Capital in an amount equal to the lesser of (i) the amount of such benefit or (ii) such AC Fund's pro rata share of the Proxy Expense. In no event shall the unreimbursed Proxy Expense born by Van Kampen American Capital accrue interest or bear any other type of carrying charge. No AC Fund shall reimburse Van Kampen American Capital from any benefit received after the fifth anniversary of the consummation of the Consolidation.


  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile, or personal interview by representatives of each of the AC Funds, the AC Adviser or Van Kampen American Capital, or by dealers or their representatives or by Applied Mailing Systems, a solicitation firm located in Boston, Massachusetts.

- ------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
- ------------------------------------------------------------------------------

  As a general matter, each Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's AC Fund should send such proposal to the respective AC Fund at 2800 Post Oak Boulevard, Houston, Texas 77056. To be considered for presentation at the meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such AC Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

- ------------------------------------------------------------------------------
GENERAL
- ------------------------------------------------------------------------------

  Management of each AC Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each AC Fund entitled to be present and vote at the Meeting will be available at the offices of the AC Funds, 2800 Post Oak Blvd., Houston, Texas 77056, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.


  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject each AC Fund to additional expense.


  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          NORI L. GABERT, Secretary

June 2, 1995

                                                                      APPENDIX A


                           5% BENEFICIAL SHAREHOLDERS



                              NAME AND ADDRESS OF         AMOUNT AND NATURE OF  PERCENT OF
        FUND                    BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    CLASS
- ---------------------  ---------------------------------- --------------------  ----------
Enterprise Fund        Variable Investment Plan,                5,377,892          8.05%
                       P.O. Box 874,                              Class A
                       Conshohocken, PA 19428-0874
Government Target      Elevator Division                           75,331          6.05%
  '97*                 Retirement Benefit Plan,
                       P.O. Box 0370,
                       New York, NY 10276-0370
Government Target      New York City Hotel                         74,479          5.98%
  '97*                 Trades Council and Hotel
                       Association Pension Fund,
                       P.O. Box 0370,
                       New York, NY 10276-0370
Government Target      Marble Industry Trust Fund,                102,375          8.22%
  '97*                 P.O. Box 0370,
                       New York, NY 10276-0370
Government Target      TWU-NYC Private Bus                        331,630         26.63%
  '97*                 Lines Pension Fund,
                       P.O. Box 0370,
                       New York, NY 10276-0370
Life Investment        American General Life Insurance            750,498         15.28%
  Trust, Common Stock  Company,
  Portfolio            Separate Account D,
                       P.O. Box 1591,
                       Houston, TX 77251-1591
Life Investment        Nationwide VLI Separate Account of       1,715,285         34.93%
  Trust, Common Stock  Nationwide Life Insurance Company,
  Portfolio            P.O. Box 182029,
                       Columbus, OH 43218-2029
Life Investment        Nationwide Variable Account-3, C/O       2,163,451         44.05%
  Trust, Common Stock  IPO Investments
  Portfolio            Company 69,
                       P.O. Box 182029,
                       Columbus, OH 43218-2029


- ---------------

* Amivest Corporation, 767 5th Avenue, 50th Floor, New York, New York 10153, serves as investment adviser to this shareholder and may also be deemed to beneficially own these shares.

                              NAME AND ADDRESS OF         AMOUNT AND NATURE OF  PERCENT OF
        FUND                    BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    CLASS
- ---------------------  ---------------------------------- --------------------  ----------
Life Investment        American General Life Insurance            282,047          5.74%
  Trust, Common Stock  Company,
  Portfolio            Separate Account D,
                       Variety Plus, P.O. Box 1591,
                       Houston, TX 77251-1591
Life Investment        American General Life Insurance            706,649         21.70%
  Trust, Strategic     Company; Separate Account D, P.O.
  Income Portfolio     Box 1591, Houston, TX 77251-1591
Life Investment        Nationwide VLI Separate Account of         414,818         12.74%
  Trust, Strategic     Nationwide Life Insurance Company,
  Income Portfolio     P.O. Box 182029,
                       Columbus, OH 43218-2029
Life Investment        Nationwide Variable Account-3, C/O       2,014,032         61.85%
  Trust, Strategic     IPO
  Income Portfolio     Investments Company 69,
                       P.O. Box 182029,
                       Columbus, OH 43218-2029
Life Investment        Nationwide VLI Separate Account of       6,507,952         84.82%
  Trust, Government    Nationwide Life Insurance Company,
  Portfolio            P.O. Box 182029,
                       Columbus, OH 43218-2029
Life Investment        Nationwide Variable Account-3, C/O       1,044,121         13.61%
  Trust, Government    IPO Investments Company 69,
  Portfolio            P.O. Box 182029,
                       Columbus, OH 43218-2029
Life Investment        American General Life Insurance          5,475,473         21.84%
  Trust, Money Market  Company, Separate Account D, P.O.
  Portfolio            Box 1591, Houston, TX 77251-1591
Life Investment        Nationwide VLI Separate Account         10,920,365         43.57%
  Trust, Money Market  of Nationwide
  Portfolio            Life Insurance Company,
                       P.O. Box 182029, Columbus, OH
                       43218-2029
Life Investment        Nationwide Variable                      8,586,025         34.25%
  Trust, Money Market  Account-3, C/O IPO
  Portfolio            Investments Company 69,
                       P.O. Box 182029, Columbus, OH
                       43218-2029

                              NAME AND ADDRESS OF         AMOUNT AND NATURE OF  PERCENT OF
        FUND                    BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    CLASS
- ---------------------  ---------------------------------- --------------------  ----------
Life Investment        Nationwide VLI Separate Account of       2,054,322         38.77%
  Trust, Multiple      Nationwide Life Insurance Company,
  Strategy Portfolio   P.O. Box 182029, Columbus, OH
                       43218-2029
Life Investment        Nationwide Variable                      3,000,611         56.63%
  Trust, Multiple      Account-3, C/O IPO
  Strategy Portfolio   Investments Company 69,
                       P.O. Box 182029, Columbus, OH
                       43218-2029
Real Estate            Van Kampen American                         65,674          9.84%
  Securities Fund      Capital Asset Management Inc.,             Class A
                       P.O. Box 1411, Houston, TX
                       77251-1411
Real Estate            Van Kampen American Asset                   54,544         30.12%
  Securities Fund      Management, Inc.,                          Class C
                       P.O. Box 1411,
                       Houston, TX 77251-1411
Small Capitalization   American Capital Pace Fund, Inc.         6,478,966         48.67%
  Fund                 2800 Post Oak Blvd., Houston, TX
                       77056
Small Capitalization   Common Sense Trust C/O State             6,832,743         51.33%
  Fund                 Street Bank & Trust, P.O. Box
                       1713, Boston, MA 02105-1713
Utilities Income Fund  Van Kampen American Capital                246,872         24.69%
                       Asset Management, Inc.,                    Class A
                       P.O. Box 1411,
                       Houston, TX 77251-1411
Reserve Fund           Paul Prusky TR., MFI                    21,398,678          5.42%
                       Partners, 1 Belmont Ave.,                  Class A
                       Suite 519,
                       Baia, PA 19004-1608
Texas Municipal        Van Kampen American Capital                 65,254          5.53%
  Securities           Asset Management, Inc.,                    Class A
                       P.O. Box 1411,
                       Houston, TX 77251-1411
Global Managed Assets  Van Kampen American Capital Asset          977,421         69.81%
  Fund                 Management, Inc.,                          Class A
                       P.O. Box 1411,
                       Houston, TX 77251-1411

                              NAME AND ADDRESS OF         AMOUNT AND NATURE OF  PERCENT OF
        FUND                    BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    CLASS
- ---------------------  ---------------------------------- --------------------  ----------
Global Managed Assets  Van Kampen American Capital Asset           53,483          6.56%
  Fund                 Management, Inc.,                          Class B
                       P.O. Box 1411,
                       Houston, TX 77251-1411
Global Managed Assets  Van Kampen American Capital Asset           53,483         31.73%
  Fund                 Management, Inc.,                          Class C
                       P.O. Box 1411,
                       Houston, TX 77251-1411
Emerging Growth Fund   Citibank, N.A.                           2,031,854          6.69%
                       Trustee                                    Class A
                       Travelers, Inc.
                       401(k) Savings Plan
                       F15D, 20th Floor
                       111 Wall Street
                       New York, NY 10043-1000
Federal Mortgage       NY Hotel Trades                            194,334          5.49%
  Trust*               Council Pension Fund                       Class A
                       P.O. Box 0370
                       New York, NY 10276-0370
Real Estate            Hines Interest Realty Advisers              52,855          7.92%
  Securities Fund      Ltd. Partnership                           Class A
                       2800 Post Oak Blvd.
                       Houston, TX 77056-6106
Harbor Fund            James F. Johnson Jr.                        12,581          5.33%
                       Beverly G. Johnson                         Class C
                       1203 Riveroaks Dr.
                       Kingston, IN 37763-2357
Pace Fund              Lena D. Lambert                              8,599          5.14%
                       Rt. 6 Box 33B                              Class C
                       Andalusia, AL 36420-9110
Pace Fund              Vincent J. Sokolaski                         9,815          5.87%
                       P.O. Box 3321                              Class C
                       Weehawken, NJ 07087-8154
Reserve Fund           Marie Verza                                241,219         21.13%
                       100 Pringle Ave.                           Class C
                       Ste. 150
                       Walnut Creek, CA 94596-3564


- ---------------


* Amivest Corporation, 767 5th Avenue, 50th Floor, New York, New York 10153, serves as investment adviser to this shareholder and may also be deemed to beneficially own these shares.

                              NAME AND ADDRESS OF         AMOUNT AND NATURE OF  PERCENT OF
        FUND                    BENEFICIAL OWNER          BENEFICIAL OWNERSHIP    CLASS
- ---------------------  ---------------------------------- --------------------  ----------
Reserve Fund           I.A. Sarris                                123,607         10.83%
                       3515 Loy Lake Rd.                          Class C
                       Sherman, TX 75090-2506
Reserve Fund           Phyllis Williams                           209,484         18.35%
                       1411 Carrollwood Dr.                       Class C
                       Tampa, FL 33618-3705
Reserve Fund           William J. McGrath                         124,614         10.92%
                       5891 Kamner Dr.                            Class C
                       Clarence Ctr., NY 14032-9736
Reserve Fund           Hoyt R. Barnett, Jr.                       614,125          6.78%
                       Publix Super Markets                       Class B
                       PSP
                       P.O. Box 407
                       Lakeland, FL 33802-0407
Insured Municipal      R.T. Kelley                                 22,104         18.43%
  Portfolio            P.O. Box 237                               Class C
                       Canadian, TX 79014-0237
Insured Municipal      B&C Corporation                             18,996         15.84%
  Portfolio            A. Corporation                             Class C
                       4950 Valenty
                       Cubbuck, ID 83202-1850
Insured Municipal      Vernon Maddox &                              6,459          5.39%
  Portfolio            Ruth Maddox                                Class C
                       JT Ten
                       18402 Tomlinson Dr.
                       Lutz, FL 33549-5458
Insured Municipal      Harold J. Ladouceur &                        6,233          5.20%
  Portfolio            Julienne M. Ladouceur                      Class C
                       Jt Ten
                       5604 Wopod Forest Dr.
                       Tampa, FL 33615-3909

                                                                      APPENDIX B


                         FORM OF PLAN OF REORGANIZATION
                            FOR MASSACHUSETTS FUNDS

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of
             , 1995 (the "Agreement") between AMERICAN CAPITAL              , a
Massachusetts business trust (the "Fund"), AMERICAN CAPITAL              , a
Delaware business trust (the "New Trust") on behalf of its series, and AMERICAN
CAPITAL              Fund (the "New Fund").

  WHEREAS the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and


  WHEREAS the Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.01 par value;


  WHEREAS the New Trust was organized pursuant to an Agreement and Declaration
of Trust dated May   , 1995, and is presently authorized to establish and
designate separate series thereof which may issue shares of beneficial interest, without par value, including shares of a series such as the New Fund;

  WHEREAS, for good and sufficient business reasons the parties desire to change the place of organization of the Fund; and

  WHEREAS, the parties intend that this transaction (the "Reorganization") qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

  1. Plan of Reorganization. The Fund shall, prior to the Effective Time of the Reorganization, as defined below, transfer all of its business and assets and assign all of its liabilities to the New Fund, and the New Fund shall acquire all such business and assets and shall assume all such liabilities of the Fund in exchange for delivery to the Fund of a number of shares of the New Fund (both full and fractional) equivalent to the number of shares of the Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.

  2. Liquidation and Dissolution of the Fund. At the Effective Time of the Reorganization, the Fund will liquidate and the shares of the New Fund (both full and fractional) received by the Fund will be distributed to the shareholders of the Fund in exchange for their shares of the Fund, each shareholder to receive a number of shares of the New Fund equal to the number of shares of the Fund held by such person. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Fund and representing the respective pro rata number of shares of the New Fund due such shareholder. Certificates for shares of the Fund issued prior to the Reorganization shall represent outstanding shares of the New Fund after the Effective Time of the Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Fund shall file with the Trust Division of the Secretary of State of the Commonwealth of Massachusetts (the "Division") a copy of the resolutions of its Trustees to terminate the Fund, in such form as shall be satisfactory to the Division, and which resolutions shall include the exact date of the Fund's termination and shall take, in accordance with Massachusetts law and any other applicable state law all other steps as shall be necessary and proper to effect a complete dissolution of the Fund.


  3. Issued Shares. Prior to the Effective Time of the Reorganization and after the Fund has taken the actions authorized by shareholders of the Fund pursuant to Section 4(f) hereof, the single share of each class of the New Fund heretofore held by the Fund shall be redeemed and canceled by the New Fund.


  4. Conditions Precedent. The obligations of the Fund, the New Trust and the New Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement, shall have been received.

    (b) One or more post-effective amendments to the Registration Statement of the Fund on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing (i) such amendments to such Registration Statement as are determined by the Board of Trustees of the Fund to be necessary and appropriate as a result of the Plan of Reorganization and Liquidation and (ii) the adoption by the New Trust of such Registration Statement as its own, on behalf of the New Fund, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

    (c) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom that both the New Trust and New Fund are duly formed and existing under the laws of the State of Delaware and that the shares of the New Trust to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

    (d) Each party shall have received an opinion of O'Melveny & Myers to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and each party shall have received an opinion of O'Melveny & Myers to the effect that each series established pursuant to the Agreement and Declaration of Trust of the New Trust will be treated as a separate association taxable as a corporation for federal income tax purposes which potentially qualifies as a regulated investment company under the Code to the extent that the New Fund complies with the requirements of Section 851 of the Code.

    (e) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

    (f) A vote approving this Agreement and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of the Fund entitled to vote at an annual or special meeting and the shareholders of the Fund shall have voted at such meeting to direct the Fund to vote, and the Fund shall have voted, as the sole shareholder of the New Fund to:

      (1) elect the Nominees set forth in the Proxy Statement delivered to the shareholders of the Fund as Trustees of the New Trust;

      (2) approve an Investment Advisory Agreement (the "Advisory Agreement") between the New Fund and Van Kampen American Capital Asset Management, Inc.;

      (3) approve a Plan or Plans of Distribution under Rule 12b-1 with respect to each class of shares of the New Fund (the "Plans of Distribution"); and

      (4) ratify the selection of Price Waterhouse LLP as the New Fund's
    independent auditors for the fiscal year ending                   .

    (g) The Trustees of the New Trust shall have taken the following actions at a meeting duly called for such purposes:

      (1) approval of the Advisory Agreement;

      (2) approval of an Underwriting Agreement between the New Fund and Van Kampen American Capital Distributors, Inc.;

      (3) approval of the Plans of Distribution;

      (4) selection of Price Waterhouse LLP as the New Fund's independent
    auditors for the fiscal year ending                   ;


      (5) authorization of the issuance by the New Trust, prior to the Effective Time of the Reorganization, of one share of each class of the New Fund to
    the Fund in consideration for the payment of $      for the purpose of
    enabling the Fund to vote on the matters referred to in paragraph (f) in this Section 4;


      (6) submission of the matters referred to in paragraph (f) of this Section 4 to the Fund as the sole shareholder of the New Fund; and

      (7) authorization of the issuance by the New Trust of shares of the New Fund at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Trustees of the Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

  5. Effective Time of the Reorganization. The exchange of the Fund's business and assets for shares of the New Fund shall be effective as of 5:00 P.M.,
Delaware Time on                 , 1995 or at such other time and date as fixed
by the mutual consent of the parties (the "Effective Time of the Reorganization").

  6. Termination. The Trustees of the Fund and the Trustees of the New Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

  7. Limitation of Liability of the Trustees and Shareholders. Each of the Fund and the New Trust acknowledge and agree that, pursuant to the Agreement and Declaration of Trust of both the Fund and the New Trust, shareholders, trustees, officers, employees or agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                           ------------------------------------

                                       By: ------------------------------------

                                        Its: ----------------------------------

                                           ------------------------------------

                                       By: ------------------------------------

                                        Its: ----------------------------------

                                           ------------------------------------

                                       By: ------------------------------------

                                        Its: ----------------------------------

                                           ------------------------------------

                                                                      APPENDIX C


                         FORM OF PLAN OF REORGANIZATION
                           FOR MARYLAND CORPORATIONS

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of
             , 1995 (the "Agreement") between AMERICAN CAPITAL
         , a Maryland corporation (the "New Fund"), AMERICAN CAPITAL
         , a Delaware business trust (the "New Trust") on behalf of its series,
and AMERICAN CAPITAL                   Fund (the "New Fund").

  WHEREAS the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS the Fund has authorized capital stock consisting of       shares of
common stock, $    par value;


  WHEREAS the New Trust was organized pursuant to an Agreement and Declaration
of Trust dated May   , 1995, and is presently authorized to establish and
designate separate series thereof which may issue shares of beneficial interest, with $0.01 par value, including shares of a series such as the New Fund;


  WHEREAS, for good and sufficient business reasons the parties desire to change the place of organization of the Fund; and

  WHEREAS, the parties intend that this transaction (the "Reorganization") qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

  NOW, THEREFORE, in consideration of the mutual promise herein contained, the parties hereto agree as follows:

  1. Plan of Reorganization. Prior to the Effective Time of the Reorganization, as defined below, the Fund and New Trust shall file Articles of Transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland (the "Department"). The Fund shall, prior to the Effective Time of the Reorganization, transfer all of its business and assets and assign all of its liabilities to the New Fund, and the New Fund shall acquire all such business and assets and shall assume all such liabilities of the Fund in exchange for delivery to the Fund of a number of shares of the New Fund (both full and fractional) equivalent to the number of shares of the Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.


  2. Liquidation and Dissolution of the Fund. At the Effective Time of the Reorganization, the Fund will liquidate and the shares of the New Fund (both full and fractional) received by the Fund will be distributed to the shareholders of the Fund in exchange for their shares of the Fund, each shareholder to receive a number of shares of the New Fund equal to the number of shares of the Fund held by such person. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Fund and representing the respective pro rata number of shares of the New Fund due such shareholder. Certificates for shares of the Fund issued prior to the Reorganization shall represent outstanding shares of the New Fund after the Effective Time of the Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Fund shall file Articles of Dissolution for record with the Department and shall take, in accordance with Maryland General Corporation Law and any other applicable state law, all other steps as shall be necessary and proper to effect a complete dissolution of the Fund.



  3. Issued Shares. Prior to the Effective Time of the Reorganization and after the Fund has taken the actions authorized by shareholders of the Fund pursuant to Section 4(f) hereof, the single share of each class of the New Fund heretofore held by the Fund shall be redeemed and canceled by the New Fund.


  4. Conditions Precedent. The obligations of the Fund, the Trust and the New Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement, shall have been received.

    (b) One or more post-effective amendments to the Registration Statement of the Fund on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing (i) such amendments to such Registration Statement as are determined by the Board of Directors of the Fund to be necessary and appropriate as a result of the Plan of Reorganization and Liquidation and (ii) the adoption by the New Trust of such Registration Statement as its own, on behalf of the New Fund, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

    (c) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom that both the New Trust and New Fund are duly formed and existing under the laws of the State of Delaware and that the shares of the New Trust to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

    (d) Each party shall have received an opinion of O'Melveny & Myers to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of O'Melveny & Myers to the effect that each series established pursuant to the Agreement and Declaration of Trust of the New Trust will be treated as a separate association taxable as a corporation for federal income tax purposes which potentially qualifies as a regulated investment company under the Code to the extent that the New Fund complies with the requirements of Section 851 of the Code.

    (e) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

    (f) A vote approving this Agreement and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of common stock of the Fund entitled to vote at an annual or special meeting and the shareholders of the Fund shall have voted at such meeting to direct the Fund to vote, and the Fund shall have voted, as the sole shareholder of the New Fund to:

      (1) elect the Nominees set forth in the Proxy Statement delivered to the shareholders of the Fund as Trustees of the New Trust;

      (2) approve an Investment Advisory Agreement (the "Advisory Agreement") between the New Fund and Van Kampen American Capital Asset Management, Inc.;

      (3) approve a Plan or Plans of Distribution under Rule 12-1 with respect to each class of shares of the New Fund (the "Plans of Distribution"); and

      (4) ratify the selection of Price Waterhouse LLP as the New Fund's
    independent auditors for the fiscal year ending                 .

    (g) The Trustees of the New Trust shall have taken the following actions at a meeting duly called for such purposes:

      (1) approval of the Advisory Agreement;

      (2) approval of an Underwriting Agreement between the New Fund and Van Kampen American Capital Distributors, Inc.;

      (3) approval of the Plans of Distribution;

      (4) selection of Price Waterhouse LLP as the New Fund's independent
    auditors for the fiscal year ending                 ;


      (5) authorization of the issuance by the New Trust, prior to the Effective Time of the Reorganization, of one share of each class of the New Fund to
    the Fund in consideration for the payment of $      for the purpose of
    enabling the Fund to vote on the matters referred to in paragraph (f) in this Section 4;


      (6) submission of the matters referred to in paragraph (f) of this Section 4 to the Fund as the sole shareholder of the New Fund; and

      (7) authorization of the issuance by the New Trust of shares of the New Fund at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

  At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the fund.

  5. Effective Time of the Reorganization. The exchange of the Fund's business and assets for shares of the New Fund shall be effective as of 5:00 P.M.,
Delaware Time on            , 1995 or at such other time and date as fixed by
the mutual consent of the parties (the "Effective Time of the Reorganization").

  6. Termination. The Directors of the Fund and the Trustees of the New Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

  7. Limitation of Liability of the Trustees and Shareholders. The Fund acknowledges and agrees that, pursuant to Article 8, Section 8.1 of the
Agreement and Declaration of Trust of the New Trust dated May   , 1995,
shareholders, trustees, officers, employees or agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                           ------------------------------------

                                       By: ------------------------------------

                                        Its: ----------------------------------

                                           ------------------------------------

                                       By: ------------------------------------

                                        Its: ----------------------------------

                                           ------------------------------------

                                       By: ------------------------------------

                                        Its: ----------------------------------

                                           ------------------------------------

                                                                      APPENDIX D

                1994 AGGREGATE COMPENSATION FROM EACH AC FUND(1)


  The following schedule sets forth certain information regarding compensation paid to each incumbent trustee by or on behalf of each AC Fund during its respective 1994 fiscal year. There is no Pension or Retirement Plan in effect with respect to the trustees of the AC Fund. Information is provided below for the trustees' Deferred Compensation Plan.



                                                                                                                            DEFERRED
                                                                                                                             COMPEN-
                                                                                                                             SATION
                                                                                                                 TOTAL        FOR
                                                                                                              COMPENSATION    MOST
                                                           AGGREGATE COMPENSATION FROM                        PAID BY FUND   RECENT
                                                                  EACH AC FUND                                 AND OTHER     FISCAL
                                                         FOR MOST RECENT FISCAL YEAR(2)                         PERSONS       YEAR
                                      ---------------------------------------------------------------------   ------------   ------
              FUND NAME               BRANAGAN   CARUSO   HILSMAN    REES    SHEEHAN   SISTO     WOODSIDE     WOODSIDE(3)    CARUSO
- ------------------------------------- --------   ------   -------   ------   -------   ------   -----------   ------------   ------
Comstock Fund........................   3,510     3,510    3,625     3,510    3,680     4,525        915          3,000      3,400
Corporate Bond Fund..................   1,605     1,630    1,675     1,605    1,700     2,120          0          1,255      1,580
Emerging Growth Fund.................   3,045     3,100    3,135     3,045    3,190     3,935          0          2,435      2,990
Enterprise Fund......................   3,265     3,265    3,370     3,265    3,420     4,205        870          2,800      3,165
Equity Income Fund...................   2,210     2,205    2,280     2,210    2,315     2,840        645          1,910      2,135
Global Managed Assets
 Fund................................     800       780      820       800      820       890        300            300        780
Government Securities................   9,665     9,675    9,980     9,665   10,130    12,440      2,400          8,240      9,375
Growth and Income Fund...............   1,745     1,745    1,805     1,745    1,830     2,240        445          1,490      1,695
Harbor Fund..........................   2,410     2,415    2,485     2,410    2,525     3,095        610          2,050      2,335
High Yield Investments...............   2,390     2,430    2,470     2,390    2,510     3,085          0          1,910      2,350
Municipal Bond Fund..................   2,050     2,080    2,125     2,050    2,155     2,660          0          1,650      2,020
Pace Fund............................   6,885     6,765    7,230     6,765    7,230     9,090          0          5,370      6,765
Real Estate Securities
 Fund................................     800       780      820       800      820       885        300            300        780
Reserve Fund.........................   1,940     1,910    2,040     1,910    2,040     2,560          0          1,520      1,910


                                                 CUMULATIVE DEFERRED
                                               COMPENSATION AS OF MOST
                                                  RECENT FISCAL YEAR
                                                        END(4)
                                               ------------------------
              FUND NAME                SISTO   CARUSO   REESE    SISTO
- -------------------------------------  -----   ------   ------   ------
                                      <
Comstock Fund........................  2,330   10,266   34,751   14,507
Corporate Bond Fund..................  1,050    3,669   17,227    6,322
Emerging Growth Fund.................  2,105    5,809   32,377   11,266
Enterprise Fund......................  2,160    9,515   36,352   13,654
Equity Income Fund...................  1,415    5,296   17,270    7,257
Global Managed Assets
 Fund................................      0      768        0        0
Government Securities................  6,520   30,195   81,518   38,461
Growth and Income Fund...............  1,160    5,106   18,041    7,356
Harbor Fund..........................  1,595    6,547   21,181    8,923
High Yield Investments...............  1,605    5,910   28,585   10,891
Municipal Bond Fund..................      0    4,786    7,466    3,037
Pace Fund............................  4,785   17,480   58,728   25,499
Real Estate Securities
 Fund................................      0      812        0        0
Reserve Fund.........................      0    4,791   29,858    5,612


                                                  (Chart continued on next page)

(Chart continued from previous page)


                                                                                                                            DEFERRED
                                                                                                                             COMPEN-
                                                                                                                             SATION
                                                                                                                 TOTAL        FOR
                                                                                                              COMPENSATION    MOST
                                                           AGGREGATE COMPENSATION FROM                        PAID BY FUND   RECENT
                                                                  EACH AC FUND                                 AND OTHER     FISCAL
                                                         FOR MOST RECENT FISCAL YEAR(2)                         PERSONS       YEAR
                                      ---------------------------------------------------------------------   ------------   ------
              FUND NAME               BRANAGAN   CARUSO   HILSMAN    REES    SHEEHAN   SISTO     WOODSIDE     WOODSIDE(3)    CARUSO
- ------------------------------------- --------   ------   -------   ------   -------   ------   -----------   ------------   ------
Small Capitalization Fund............     335       610      315       335      335       760        295            545        570
Texas Municipal Securities...........   1,250     1,270    1,290     1,250    1,310     1,620          0          1,010      1,230
Utilities Income Fund................     295       310      280       295      295       370          0            235        280
Global Government Fund...............   1,570     1,545    1,650     1,545    1,650     2,075          0          1,230      1,545
Global Equity Fund...................   1,260     1,240    1,320     1,240    1,320     1,665          0          1,000      1,240
Government Target '97................   1,220     1,260    1,260     1,220    1,280     1,585          0          1,000      1,220
Federal Mortgage Trust...............   1,410     1,410    1,460     1,410    1,480     1,820        340          1,200      1,370
Government Trust.....................   2,100     2,130    2,175     2,100    2,205     2,725          0          1,700      2,070
Common Stock Portfolio...............   1,355     1,355    1,400     1,355    1,420     1,745        340          1,160      1,315
Strategic Income Portfolio...........   1,260     1,260    1,300     1,260    1,320     1,615        320          1,080      1,220
Money Market Portfolio...............   1,270     1,270    1,310     1,270    1,330     1,635        320          1,090      1,230
Multiple Strategy Portfolio..........   1,355     1,355    1,400     1,355    1,420     1,735        340          1,160      1,315
Government Portfolio.................   1,380     1,380    1,430     1,380    1,450     1,780        340          1,170      1,340
High Yield Municipal Portfolio.......   2,550     2,550    2,630     2,550    2,670     3,280        690          2,190      2,470
Insured Municipal Portfolio..........   1,515     1,515    1,565     1,515    1,590     1,940        395          1,290      1,465

                                                 CUMULATIVE DEFERRED
                                               COMPENSATION AS OF MOST
                                                  RECENT FISCAL YEAR
                                                        END(4)
                                               ------------------------
              FUND NAME                SISTO   CARUSO   REESE    SISTO
- -------------------------------------  -----   ------   ------   ------
                                      <
Small Capitalization Fund............    265      561        0      259
Texas Municipal Securities...........      0    2,410        0    1,301
Utilities Income Fund................    265      280        0      265
Global Government Fund...............  1,110    3,103        0    2,410
Global Equity Fund...................    905    2,880        0    2,223
Government Target '97................      0    2,920        0      386
Federal Mortgage Trust...............    960    4,312    5,378    4,236
Government Trust.....................  1,440    2,592        0    2,032
Common Stock Portfolio...............    920    3,917    5,198    3,994
Strategic Income Portfolio...........    850    3,666    3,370    3,634
Money Market Portfolio...............    865    3,740    5,252    3,843
Multiple Strategy Portfolio..........    915    2,837    4,103    3,717
Government Portfolio.................    925    3,908    5,761    4,027
High Yield Municipal Portfolio.......      0    6,488        0    1,525
Insured Municipal Portfolio..........      0    4,078        0    1,086


- ---------------
(1) Mr. Powell is an affiliated person of the AC Adviser and does not receive compensation directly from the AC Funds.
(2) Includes amounts shown under column captioned "Deferred Compensation as of Most Recent Fiscal Year End".

(3) Prior to October 6, 1994, Mr. Woodside's compensation was paid directly by the AC Adviser. This column sets forth the total amount of his compensation that was paid by the AC Funds and by the AC Adviser for each AC Fund's most recent fiscal year.

(4) Includes interest and profits earned on deferred amounts.

                                                                             ---

                                                                              AC

                                                                             ---

            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL COMSTOCK FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL CORPORATE BOND FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL EMERGING GROWTH FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL ENTERPRISE FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL EQUITY INCOME FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL FEDERAL MORTGAGE TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL GOVERNMENT SECURITIES, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL GOVERNMENT TARGET SERIES, PORTFOLIO '97
A SERIES OF AMERICAN CAPITAL GOVERNMENT TARGET SERIES
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL GROWTH AND INCOME FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL HARBOR FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL HIGH YIELD INVESTMENTS, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL COMMON STOCK PORTFOLIO,
A SERIES OF AMERICAN CAPITAL LIFE INVESTMENT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL DOMESTIC STRATEGIC INCOME PORTFOLIO,
A SERIES OF AMERICAN CAPITAL LIFE INVESTMENT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL MONEY MARKET PORTFOLIO,
A SERIES OF AMERICAN CAPITAL LIFE INVESTMENT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL MULTIPLE STRATEGY PORTFOLIO,
A SERIES OF AMERICAN CAPITAL LIFE INVESTMENT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL GOVERNMENT PORTFOLIO,
A SERIES OF AMERICAN CAPITAL LIFE INVESTMENT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL MUNICIPAL BOND FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL PACE FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL REAL ESTATE SECURITIES FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL RESERVE FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL SMALL CAPITALIZATION FUND, INC.
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL HIGH YIELD MUNICIPAL PORTFOLIO,
A SERIES OF AMERICAN CAPITAL TAX-EXEMPT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL INSURED MUNICIPAL PORTFOLIO,
A SERIES OF AMERICAN CAPITAL TAX-EXEMPT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL TEXAS MUNICIPAL SECURITIES, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL U.S. GOVERNMENT
TRUST FOR INCOME
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21, 1995.


                                    DATE:________________________________,1995

                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers  granted hereby. This Proxy, when properly executed, will be voted in accordance  with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR         AGAINST     ABSTAIN
1.  As to the proposal to approve the Fund's reorganization and
    conversion to a Delaware business trust or a series thereof:             / /           / /         / /

2.  Not Applicable to the Fund.
                                                                             FOR ALL     WITHHOLD    FOR ALL EXCEPT
3.  Authority to vote to elect fourteen trustees of the Fund to serve until their respective successors are duly elected
    and qualified:                                                           / /           / /         / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
    Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
    Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,           __________________________________________
    William S. Woodside
                                                                        __________________________________________
    INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                  __________________________________________

                                                                             FOR         AGAINST     ABSTAIN
4.  As to the proposal to ratify or reject the selection of Price
    Waterhouse LLP as independent public accountants for the current
    fiscal year of the Fund:                                                 / /           / /         / /

                                                                              L             L           L



            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL UTILITIES INCOME FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL GLOBAL EQUITY FUND,
A SERIES OF AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L


            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------
AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND,
A SERIES OF AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned holder of common shares of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell, Fernando Sisto and Nori L. Gabert, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 1:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on July 21,1995.


                                    DATE: __________________________,1995
                                    Please sign this proxy in the box below
                                    exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  / /

                                            Please detach at perforation before mailing.
- ------------------------------------------------------------------------------------------------------------------------------------
1.   Not Applicable to the Fund.
                                                                                FOR            AGAINST         ABSTAIN
2.   As to the proposal to approve the Fund's reorganization and
     conversion to a Delaware business trust or a series thereof:               / /              / /                / /

                                                                                FOR ALL        WITHHOLD        FOR ALL EXCEPT
3.   Authority to vote to elect fourteen directors of the Fund
     to serve until their respective successors are duly elected
     and qualified:                                                             / /              / /                / /

     J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
     Dr. Roger Hilsman, R. Craig Kennedy, Donald C. Miller, Jack E.
     Nelson, Don G. Powell, David Rees, Jerome L. Robinson,
     Lawrence J. Sheehan, Dr. Fernando Sisto, Wayne W. Whalen,          _____________________________________________________
     William S. Woodside
                                                                        _____________________________________________________
     INSTRUCTION:  To withhold authority to vote for one or more of the nominees, check FOR ALL EXCEPT and write the nominee's
     name(s) on the lines to the right.                                 _____________________________________________________

                                                                                FOR            AGAINST         ABSTAIN
4.   As to the proposal to ratify or reject the selection of Price
     Waterhouse LLP as independent public accountants for the current
     fiscal year of the Fund:                                                   / /              / /                / /

                                                                                 L                L                 L
